                               PARAGON PORTFOLIO

                            LETTER TO SHAREHOLDERS
DEAR SHAREHOLDERS:

  The staff of Premier Investment Advisors, L.L.C. is pleased to report to you on the results of operations of Paragon Portfolio for the fiscal year ended November 30, 1995. In this last Paragon Portfolio letter, we will discuss the economic and market environment and explain how each of the Paragon mutual funds fared during the year.

THE ECONOMY/INTEREST RATES

  The U.S. economy this year could be best described as "mixed". The economy exhibited robust real growth of 4.2% during the third quarter and this is likely to be revised upward. Then in October the purchasing manager's survey reported that its index fell below 47. A reading below 50 indicates a shrink-ing economy. During the fourth quarter, the economy has undergone an inventory correction in which excess inventory accumulated in the third quarter is re-duced by curtailing production. This appears to be largely complete and the economy should elevate its growth toward a 2.5% rate through 1996. This would be benign for financial markets because it is conducive to the assumption that the economy will remain near full employment with little inflation pressure.

  The Federal Reserve can further reduce short-term interest rates in this en-vironment. Current monetary policy is quite restrictive with the Federal Funds rates at 5.5% and the inflation rate at 2.8% (12 month Consumer Price Index ended October 31, 1995). The yield curve (the difference between short-term and long-term treasury rates) is relatively flat at near 1% and will have to steepen through lower short-term rates in order to achieve the desired rate of economic growth. In addition, the budget standoff is likely to be resolved soon. Each of these issues along with the mixed economic performance will pro-vide justification for lowering the Federal Funds rate by at least 50 basis points over the next several quarters.

BOND MARKET

  In fiscal 1995, bond investors have enjoyed one of the best market perfor-mances ever. The Lehman Brothers Aggregate Bond Index, a proxy for the overall bond market, has earned a total return (income plus price appreciation) of 17.64% during that year. This compares to last year's return of (3.07)%. One could point to several factors that contributed to this powerful rally, but we believe the most important one was the failure of inflation to accelerate in 1995 as was widely forecasted.

STOCK MARKET

  Taking a cue from bonds, stocks staged a rally during fiscal 1995 that ranks among the top five in this century, surpassing the most optimistic projec-tions. The broad based S&P 500 Index achieved a total return of 36.98% during the year. Growth stocks held an advantage over value stocks by earning 4% ad-ditional return according to the S&P/Barra indices. Larger capitalization stocks outperformed smaller ones, bucking the trend of small capitalization outperformance that began in 1990. Market leadership was held by a few stock groups, including technology stocks and financial stocks. Investors found it difficult to attain results equal to the market indices without significant weightings in these groups. More recently, investors have become increasingly defensive, worrying about the pace of the economy, whether the Fed would lower rates, and how much earnings might fall short of expectations. Indeed, stocks have been punished for falling short of expectations by a few pennies or for even warning of earning shortfalls. Investors have sought out more certainty in earnings, favoring financials, utilities, consumer staple and health care stocks.

SUMMARY

  We believe that volatility will characterize the stock market in 1996. Earn-ings may show a tendency to disappoint given tough year over year comparisons and the effects of economic slowing. A market correction of 5-10% remains quite possible. However, based on expected earnings in 1996, the low inflation and falling interest rates, the risk/reward trade off for stocks appears fa-vorable. Remarkably, the price-earnings ratio, a major valuation tool, has ac-tually remained stable at 17 over the last twelve months. This is due to the strong earnings progress among U.S. companies which offsets the healthy price gains of stock market indices.

  Let us now examine how the individual Paragon funds navigated through the dynamic landscape of 1995.

SHORT-TERM GOVERNMENT FUND

  For the fiscal year ended November 30, 1995, the Class A shares of the fund sustained a return of 9.35% based on net asset value (NAV). This compares with the Lipper Short U.S. Government Fund Average of 10.88%, and the Lehman Broth-ers Mutual Fund Short (1-3) year U.S. Government Index return of 10.22% for the same time period. Class B shares of the Fund recorded a total return of 8.55% based on NAV for the year ended November 30, 1995.

  The fund underperformed these benchmarks due to the large holdings in float-ing rate securities. These securities served the fund well in 1994 but earn lower total returns than comparable fixed rate securities when interest rates decline. All of the floating rate securities were sold earlier in the year. These proceeds were reinvested in the

                               PARAGON PORTFOLIO

Treasury market in the three to five year area of the curve. Callable agency issues were also sold to increase total return potential of the fund.

  The reduction of coupon income also has been a factor in the underperformance of this fund. The maturities along with the switching of callable issues into current market coupons has caused the fund to lag its peers, but is expected to benefit fund shareholders if short-term rates de-cline further in 1996, as we expect.

INTERMEDIATE-TERM BOND FUND

  For the fiscal year ended November 30, 1995, the Class A shares of the fund sustained a return of 16.92% based on NAV. This compares with the Lipper In-termediate U.S. Government Fund Average of 13.88%, and the Lehman Brothers Mu-tual Fund Intermediate Government/Corporate Bond Index return of 14.54% for the same time period. Class B shares of the fund recorded a total return of 16.11% based on NAV for the year ended November 30, 1995.

  Several changes were made in the portfolio to further enhance the total re-turn as interest rates continued to move downward throughout the year. The first was to replace the majority of the callable issues with similar fixed rate securities that tend to perform better in the current market environment. The other significant change was in the mortgage-backed sector where CMO PAC securities were replaced with conventional pass-through pools. These changes were due to inefficiency in the current CMO market and the ability of the pools to more closely track the returns of their corresponding treasuries along the yield curve. Higher than average current income continues to add to the overall return of the fund.

LOUISIANA TAX-FREE FUND

  For the fiscal year ended November 30, 1995, the Class A shares of the fund sustained a return of 13.11% based on NAV. This compares with the Lipper In-termediate Municipal Debt Fund Average return of 12.93%, and the Lehman Broth-ers 7-Year Municipal Bond Index return of 15.25% for the same time period. Class B shares of the fund recorded a total return of 12.52% based on NAV for the year ended November 30, 1995.

  Louisiana has continued to lag behind in the municipal market due to the continued concerns with the Louisiana economy. The gambling issue has become critical to investors in Louisiana due to the uncertainty of how much income the state and local governments are going to derive from these operations. The actual revenue has been much less than forecasted. This, along with already existing budget problems, continues to have the national rating services look-ing unfavorably at Louisiana debt. These concerns have kept current yields higher than most other states' debt despite the strong performance of the bond market in general. The fund continues to carry a high level of AAA insured pa-per and has reduced the exposure to more volatile issues as we move into 1996.

VALUE GROWTH FUND

  During the fiscal year ended November 30, 1995, the Class A shares of the fund obtained a total return of 29.57% at NAV compared to the S&P 500 Index return of 36.98% and the Lipper Growth and Income Fund Index return of 29.75%. The Class B shares of the fund earned 28.74% based on NAV for the year ended November 30, 1995.

  Several factors caused the fund's return to lag that of the S&P 500. First, the fund's average market capitalization was $19.8 billion as of September 30, 1995 (the most recent data available) compared to the S&P 500 average capital-ization of $28.4 billion. As stated previously, market capitalization was pos-itively correlated with investment results in 1995. Another factor was the disappointing market behavior of several consumer cyclical stocks in the fund. The shares of Home Depot, Inc., Wal-Mart Stores, Inc., Heilig Myers Co. and Office Depot, Inc. significantly underperformed the market averages. Two con-sumer-related convertible bond issues held by the fund were sold after posting quite disappointing earnings results. These were the Sports and Recreation, Inc. and the Michaels Stores, Inc. convertible bonds. Investors in the retail-ing industry found that even industry-leading companies struggled with slug-gish to negative same store sales results. Many failed to meet analyst earn-ings expectations. These pressures significantly held back the stock results in this industry in 1995.

  Several energy-related stocks were sold when fundamentals failed to materi-alize as expected. They include Murphy Oil Co., Sun Co., Inc. and Texaco, Inc. These stocks diluted the strong results of the fund's holdings in Amoco Corp. and Western Atlas, Inc.

  Fund shareholders benefited from strong performances in several market sec-tors. Though an underweighted stance was maintained in capital equipment and services stocks, strong price gains by Loral Corp., General Electric Co., Johnson Controls, Inc. and Allied Signal, Inc. enhanced the fund's return. We moved the fund to an overweighted position in financial stocks during the year. Excellent returns were earned by holdings in Citicorp, Southtrust Corp., an Alabama-based bank holding company, Federal National Mortgage Assn., CCB

                               PARAGON PORTFOLIO

Financial Corp. and Coral Gables Fedcorp, Inc., the latter two being south-eastern-based savings and loans.

  Technology stocks were slightly overweighted in 1995 and the fund's holdings were among the market leaders. Intel Corp., the fund's largest position at the end of the fiscal year, almost doubled during the year as shown on the table below. Texas Instruments, Inc. achieved even better results. Cisco Systems, Inc., the third largest fund holding, rose 89% since its purchase on June 7, 1995.

  The ten largest holdings of the Value Growth Fund on November 30, 1995 are listed below:

                         PERCENTAGE OF     PRICE
     SECURITY             NET ASSETS   APPRECIATION*
     --------            ------------- -------------
Intel Corp.                   4.1%          93.7%
WorldCom, Inc.                3.7           61.5
Cisco Systems, Inc.           3.6           89.0
AT&T Corp.                    3.6           43.1
Amoco Corp.                   3.1            9.5
Dow Chemical Co.              2.9           10.7
United Healthcare Corp.       2.8           32.0
Foundation Health Corp.       2.8           53.1
Citicorp                      2.7           14.6
Texas Instruments, Inc.       2.6          102.0

* For the period from the latter of December 1, 1994, or the purchase date, to November 30, 1995.

VALUE EQUITY INCOME FUND

  During the fiscal year ended November 30, 1995 the Class A shares of the fund earned 35.15% compared to 36.98% for the S&P 500 Index, and 27.62% for the Lipper Equity Income Fund Index. The Class B shares of the fund earned 34.14% during the year. The fund was in line with the S&P 500's return due to a long standing emphasis on large capitalization stocks which outperformed smaller issues in fiscal 1995. In addition, excellent stock selection within several key stock groups greatly propelled the funds results. For example, in the consumer noncyclical sector, IBP, Inc. appreciated in value during the year to become the fund's largest holding by fiscal year end. Several capital equipment stocks we held all year outperformed the average greatly. These in-clude Lockheed Martin Corp. (formerly Martin Marietta Corp.), Raytheon Co. and Deere & Co.

  In the financial sector, we incorrectly remained underweighted in the group, especially versus the Lipper Equity Income Fund Index, yet individual fund holdings in this sector performed extremely well, including Merrill Lynch & Co., Inc., which was sold for a significant gain, Federal National Mortgage Assn., which was up for the year and the Citicorp convertible preferred issue, another top ten fund holding which rose in value.

  In the technology sector the fund remained close to a market weighting and experienced very positive results. Texas Instruments, Inc., a major semi-con-ductor manufacturer, rose 102% during the year, while Intel Corp. exhibited an impressive 93.7% rise. Texas Instruments, Inc. was trimmed back during the year to capture profits and control the fund's risk level.

  The fund's top ten holdings as of November 30, 1995 are listed below:

                                                          PRICE
                                       PERCENTAGE OF  APPRECIATION
              SECURITY                  NET ASSETS   (DEPRECIATION)*
              --------                 ------------- ---------------
IBP, Inc.                                   4.3%           85.9%
Lockheed Martin Corp.                       3.7            68.4
Citicorp Convertible Preferred              3.7            67.7
Mobil Corp.                                 3.4            22.4
Dow Chemical Co.                            3.4            10.7
Philip Morris Companies, Inc.               3.3            46.9
International Business Machines Corp.       3.2           (12.8)
Schering Plough Corp.                       3.1            53.3
First Tennessee National Corp.              2.7            41.5
Premark International, Inc.                 2.7            12.1

* For the period from the latter of December 1, 1994, or the purchase date, to November 30, 1995.

GULF SOUTH GROWTH FUND

  For the fiscal year ended November 30, 1995, the Class A shares of the fund earned a total return of 25.07% based on NAV while the S&P 500 Index earned 36.98%, the Russell 2000 Index earned 28.52% and the Lipper Small Company Growth Fund Index earned 32.81%. The Class B shares of the fund earned an an-nual return of 24.21% based on NAV for the year ended November 30, 1995.

  The S&P 500 Index performance advantage over the fund and the other indices mentioned above can be explained to some extent by the wide variation in aver-age market capitalization of the S&P 500 versus the others. Large capitaliza-tion stocks such as those in the S&P 500 outperformed smaller capitalization stocks in 1995.

  The fund's underperformance for the year is due to a number of factors. An important one was the poor performance of several technology stocks purchased in the sec ond half of 1995. We increased the weighting in technology stocks from 7.9% last year to 14.6% of net assets by the end of fiscal 1995. However, several of the issues purchased experienced earnings disappointments and were sold. These stocks offset some excellent gains delivered in other technology stocks, including Acxiom Corp., Mobile

                               PARAGON PORTFOLIO

Telecommunications Technology Corp. and SCI Systems, Inc.

  Consumer cyclical stocks also dampened the fund's results during the year. The sluggish consumer spending environment was evident in the earning results of several issues held in the fund, including River Oaks Furniture, Inc., a manufacturer of upholstered residential furniture; Cameron Ashley, Inc., a distributor of home building supplies; Sports and Recreation, Inc.; Michaels Stores, Inc.; and Heilig Myers Co. The latter two stocks were sold during the year. Surprisingly, these well managed companies declined in price during the year when stocks in general rallied strongly. Investors have fled many con-sumer cyclical stocks whose underlying earnings have not met expectations.

  In the consumer noncyclical sector, we were disappointed by the performance of several high growth restaurant stocks, including Longhorn Steaks, Inc. and Wall Street Deli, Inc. Even Cracker Barrel Old Country Store, an historically reliable growth company, suffered an earnings slowdown, causing the stock to languish. Fortunately, there were some strong gains in this sector by Apple South, Inc., an Applebee's franchiser, and Isolyzer Company, Inc., a manufac-turer of disposable surgical supplies.

  Sectors in which our efforts paid off handsomely included the financial sec-tor which we overweighted during the year. Three of the fund's top ten hold-ings were in this sector. Stocks which stood out among many strong gainers in-cluded United Companies Financial Corp. and Medaphis Corp.

  In addition, the utilities sector performed well due to gains by EqualNet Holding Corp., a long distance phone service provider based in Houston, Texas and WorldCom, Inc., formerly LDDS Communications, Inc.

  The table below lists the fund's ten largest holdings as of November 30, 1995:

                                   PERCENTAGE OF     PRICE
            SECURITY                NET ASSETS   APPRECIATION*
            --------               ------------- -------------
WorldCom, Inc.                          6.0%          61.5%
Medaphis Corp.                          5.3           65.6
United Companies Financial Corp.        5.2          140.0
Input/Output, Inc.                      4.7          138.1
First Data Corp.                        4.6           89.1
Accustaff, Inc.                         4.0          209.7
Autozone, Inc.                          3.6           13.7
SCI Systems, Inc.                       3.4           81.1
Office Depot, Inc.                      3.4            3.2
Atlantic Southeast Airlines, Inc.       3.2           72.1

* For the period from the latter of December 1, 1994, or the purchase date, to November 30, 1995.

  In conclusion, we thank you for your support of Paragon Portfolio.

/s/ Donald E. Allred
--------------------
Donald E. Allred
President & Chief Investment Officer
Premier Investment Advisors, L.L.C.
December 22, 1995

                               PARAGON PORTFOLIO

                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended November 30, 1995. Each of the following Paragon Funds' performance, based on an initial investment of $10,000 (assuming both no sales charge, and the maximum sales charge of 4.5% or the contingent deferred sales charge ("CDSC"), as applicable) is compared to the following:

         Fund                                   Compared To:
         ----                                   ------------
Short-Term Government:          Lehman Brothers Mutual Fund Short (1-3)
                                Government Index ("Lehman 1-3 Gov't Index");
                                Lipper Short U.S. Government Fund Average
                                ("Lipper Sh Gov't Avg").

Intermediate-Term Bond:         Lehman  Brothers Mutual Fund Intermediate
                                Government/Corporate Index ("Lehman Int
                                Gov't/Corp Index"); Lipper Intermediate U.S.
                                Government Fund Average ("Lipper Int Gov't
                                Avg").

Louisiana Tax-Free:             Lehman Brothers 7-Year Municipal Bond Index
                                ("Lehman 7-Yr Muni Index"); Lipper
                                Intermediate Municipal Debt Fund Average
                                ("Lipper Int Muni Avg").

Value Growth:                   Standard & Poor's 500 Index with Income ("S&P
                                500"); Lipper Growth and Income Fund Index
                                (Lipper Gr & Inc Index").

Value Equity Income:            S&P 500; Lipper Equity Income Fund Index
                                ("Lipper Equity Inc Index").

Gulf South Growth:              S&P 500, Lipper Small Company Growth Fund Index
                                ("Lipper Sm Co Growth Index").

All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          Short-Term Government Fund

                Class A\r             Class A\         Lehman 1-3\rGov't
             (w/sales charge)    (no sales charge)         Index           Lipper Sh\rGov't Avg
1/1/90(a)         9,550               10,000               10,000                10,000
11/30/90         10,257               10,740               10,850                10,747
11/30/91         11,374               11,910               12,076                11,942                 Short Term
11/30/92         12,090               12,660               12,907                12,692               Government Fund
11/30/93         12,805               13,408               13,677                13,547                  Class A
11/30/94         12,821               13,425               13,774                13,343
11/30/95         14,020               14,680               15,182                14,795

Average Annual Total Returns

                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                      9.35%                      4.44%
Five Years                    6.45%                      5.47%
Since Inception (b)           6.74%                      5.91%

            Class B\r(w/CDSC)     Class B\r(no/CDSC)   Lehman 1-3\rGov't   Lipper Sh\rGov't Avg
                                                            Index
11/1/94          10,000               10,000               10,000                10,000                  Short Term
11/30/94          9,971                9,971                9,958                 9,960               Government  Fund
                                                                                                          Class B

11/30/95         10,403               10,824               10,976                11,044

Average Annual Total Returns

                             Class B                    Class B
                            (no CDSC)                 (with CDSC)
One Year                      8.55%                      3.31%
Since Inception (c)           7.23%                      3.48%

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's inception.
(b)   Commenced operations on December 29, 1989.
(c)   Commenced operations on October 19, 1994.

                               PARAGON PORTFOLIO

                          Intermediate-Term Bond Fund

             Class A\r(w/sales     Class A\r(no sales    Lehman Int\r Gov't     Lipper Int\rGov't Average
                 charge)                charge)              Corp Index
1/1/90(a)         9,550                 10,000                 10,000                    10,000
11/30/90         10,147                 10,625                 10,769                    10,717
11/30/91         11,500                 12,041                 12,216                    12,081                  Intermediate
11/30/92         12,501                 13,090                 13,234                    12,993                      Term
11/30/93         13,792                 14,442                 14,522                    14,178                    Bond Fund
11/30/94         13,133                 13,752                 14,300                    13,661                     Class A
11/30/95         15,355                 16,079                 16,379                    15,557

Average Annual Total Returns
                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                     16.92%                     11.65%
Five Years                    8.63%                      7.64%
Since Inception (b)           8.40%                      7.56%

             Class B\r(w/CDSC)     Class B\r(no CDSC)     Lehman Int\r Gov't     Lipper Int\rGov't Average      Intermediate
                                                              Corp Index                                            Term
                                                                                                                  Bond Fund
10/1/94(a)       10,000                 10,000                 10,000                    10,000                    Class B
11/30/94          9,929                  9,929                  9,954                     9,901

11/30/95         11,100                 11,529                 11,401                    11,276

Average Annual Total Returns
                             Class B                    Class B
                            (no CDSC)                 (with CDSC)
One Year                     16.11%                     10.81%
Since Inception (c)          12.81%                      9.23%

                                   Louisianna Tax-Free Fund
             Class A\r(w/sales     Class A\r(no sales     Lehman 7-Year\r Muni   Lipper Int\rMuni Avg
                 charge)                charge)                 Index
1/1/90(a)         9,550                 10,000                 10,000                    10,000
11/30/90         10,225                 10,706                 10,710                    10,616              Louisiana
11/30/91         11,089                 11,611                 11,743                    11,551               Tax-Free
11/30/92         11,838                 12,614                 12,854                    12,571                 Fund
11/30/93         13,209                 13,831                 14,053                    13,768               Class A
11/30/94         12,816                 13,420                 13,709                    13,311
11/30/95         14,496                 15,179                 15,800                    15,032

Average Annual Total Returns
                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                     13.11%                      8.02%
Five Years                    7.23%                      6.24%
Since Inception (b)           7.37%                      6.53%

             Class B\r(w/CDSC)     Class B\r(no CDSC)     Lehman 7-Year/rMuni    Lipper Int\rMuni Avg
                                                                Index
10/1/94(a)       10,000                 10,000                 10,000                    10,000              Louisiana
11/30/94          9,766                  9,766                  9,754                     9,736              Tax-Free
                                                                                                               Fund
                                                                                                              Class B
11/30/95         10,568                 10,989                 11,242                    10,995

Average Annual Total Returns
                             Class B                    Class B
                            (no CDSC)                 (with CDSC)
One Year                     12.52%                      7.30%
Since Inception (d)           7.53%                      4.09%



(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's inception.
(b)   Commenced operations on December 29, 1989.
(c)   Commenced operations on September 28, 1994.
(d)   Commenced operations on September 16, 1994.

                               PARAGON PORTFOLIO

                               Value Growth Fund

             Class A\r(w/sales     Class A\r(no sales    S&P 500        Lipper Gr &\r Inc.
                 charge)                charge)                              Index               Value
1/1/90(a)         9550                  10000            10000               10000               Growth
11/30/90          9445                  9891             9426                9175                 Fund
11/30/91          11804                 12360            11343               11020               Class A
11/30/92          14669                 15360            13440               13095
11/30/93          16155                 16917            14796               14929
11/30/94          15458                 16187            14952               15091
11/30/95          20029                 20973            20481               19581

Average Annual Total Return
                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                     29.57%                     23.74%
Five Years                   16.21%                     15.15%
Since Inception (b)          13.45%                     12.57%

             Class B\r(w/CDSC)     Class B\r(no CDSC)    S&P 500        Lipper Gr &\r Inc
                                                                             Index                Value
10/1/94(a)        10000                 10000            10000               10000               Growth
11/30/94          9478                  9478             9853                9682                 Fund
                                                                                                 Class B
11/30/95          11786                 12202           13497                12562


Average Annual Total Return
                             Class B                    Class B                                  Value Equity
                            (no CDSC)                 (with CDSC)                                   Income
One Year                     28.74%                     23.55%                                       Fund
Since Inception (b)          14.48%                     11.17%

                           Value Equity Income Fund

             Class A\r(w/sales     Class A\r(no sales    S&P 500        Lipper Equity\r Inc
                 charge)                charge)                              Index               Value
1/1/90(a)         9550                  10000            10000               10000               Equity
11/30/90          8778                  9191             9426                9315                 Fund
11/30/91          10536                 11032            11343               11166               Class A
11/30/92          12606                 13200            13440               12936
11/30/93          13897                 14551            14796               14726
11/30/94          13662                 14306            14952               14725
11/30/95          18464                 19335            20481               18791

Average Annual Total Return
                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                     35.15%                     29.07%
Five Years                   16.03%                     14.96%
Since Inception (b)          11.91%                     11.04%

             Class B\r(w/CDSC)     Class B\r(no CDSC)    S&P 500     Lipper Equity &\r Inc.
                                                                             Index                Value
11/1/94(a)        10000                 10000            10000               10000               Equity
11/30/94          9546                  9546             9636                9630                 Fund
                                                                                                 Class B
11/30/95          12384                 12805            13199               12290

Average Annual Total Return
                             Class B                    Class B
                            (no CDSC)                 (with CDSC)
One Year                     34.14%                     28.89%
Since Inception (d)          24.98%                     21.48%


(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's inception.
(b)   Commenced operations on December 29, 1989.
(c)   Commenced operations on September 9, 1994.
(d)   Commenced operations on October 3, 1994.

                               PARAGON PORTFOLIO

                            Gulf South Growth Fund

            Class A\r(w/sales   Class A\r(no sales    S&P 500         Lipper Sm Co\Growth
                 charge)                charge)                             Index              Gulf
 7/1/91           9550                10000            10000                10000              South
11/30/91          11090               11612            10246                11001              Growth
11/30/92          14260               14932            12140                13154              Class A
11/30/93          15558               16291            13365                15084
11/30/94          14523               15207            13507                15304
11/30/95          18164               19019            18502                20325

Average Annual Total Return
                             Class A                    Class A
                        (no sales charge)          (with sales charge)
One Year                     25.07%                     19.44%
Since Inception (b)          15.65%                     14.45%


            Class B\r(w/CDSC)   Class B\r(no CDSC)    S&P 500         Lipper Sm Co\Growth
                                                                            Index              Gulf
10/1/94 (a)       10000               10000            10000                10000              South
11/30/94          9183                9183             9853                 9768               Growth
                                                                                               Class B
11/30/95          10999               11406            13497                12972

Average Annual Total Return
                             Class B                    Class B
                            (no CDSC)                  (with CDSC)
One Year                     24.21%                     19.12%
Since Inception (c)          10.49%                      7.21%






(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's inception
(b)   Commenced operations on July 1, 1991.
(c)   Commenced operations on September 12, 1994.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                      PARAGON TREASURY MONEY MARKET FUND
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST             MATURITY           AMORTIZED
   AMOUNT                 RATE                 DATE                COST
------------            --------             --------          ------------
                      U.S. TREASURY OBLIGATIONS--19.1%
 United States Treasury Bills

$ 10,000,000              5.58%(a)           05/02/96          $  9,771,350
  10,000,000              5.42(a)            05/23/96             9,744,800
  10,000,000              5.49(a)            05/30/96             9,732,522
  25,000,000              5.48(a)            07/25/96            24,139,229
 United States Treasury
  Notes
  10,000,000              6.13               07/31/96            10,034,615
                                                               ------------
 Total U.S. Treasury
  Obligations...........                                       $ 63,422,516
                                                               ------------

 PRINCIPAL              INTEREST             MATURITY             AMORTIZED
   AMOUNT                 RATE                 DATE                  COST
------------            --------             --------           ------------
                      REPURCHASE AGREEMENTS--81.3%
 Joint Repurchase Agreement Account

$269,600,000              5.91%              12/01/95          $269,600,000
                                                               ------------
Total Investments.......                                       $333,022,516(b)
                                                               ============
------------------------------------------------------------------------------
(a) The rate disclosed for this security represents the yield to maturity.
(b) The cost stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                      PARAGON SHORT-TERM GOVERNMENT FUND
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                  MATURITY
  AMOUNT                  RATE                      DATE            VALUE
-----------             --------                  --------       ------------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS--22.8%
 Federal Farm Credit Bank
$ 1,735,000               5.31%                   05/26/98       $  1,726,620
 Federal Home Loan Bank
  2,000,000               6.85                    02/25/97          2,032,960
  4,000,000               6.60                    04/13/99          4,113,440
 Federal National Mortgage Assn.
  5,000,000               8.45                    10/21/96          5,129,700
  3,000,000               5.35                    10/10/97          2,986,710
  2,000,000               5.30                    03/11/98          1,981,260
  3,600,000               6.90                    03/27/98          3,704,148
  4,000,000               5.35                    04/01/98          3,965,160
  4,000,000               5.18                    02/01/99          3,926,560
                                                                 ------------
     Total U.S. Government Agency Obligations
      (Cost $29,404,446)..........................               $ 29,566,558
                                                                 ------------
                   U.S. TREASURY OBLIGATIONS--73.1%
 United States Treasury Notes
$ 5,500,000               6.25%                   01/31/97       $  5,552,855
  6,000,000               6.88                    04/30/97          6,118,500
  3,000,000               6.38                    06/30/97          3,044,460
 10,000,000               5.75                    10/31/97         10,066,000
  3,000,000               7.38                    11/15/97          3,107,880
  9,000,000               6.00                    11/30/97          9,104,310
  5,000,000               5.13                    03/31/98          4,969,850
  1,500,000               5.13                    04/30/98          1,490,700
 10,000,000               6.13                    05/15/98         10,164,300
  9,000,000               5.13                    06/30/98          8,940,690
  5,000,000               6.38                    01/15/99          5,127,850
  5,000,000               6.00                    10/15/99          5,089,200
 10,000,000               7.13                    02/29/00         10,588,600
 11,000,000               6.25                    05/31/00         11,309,210
                                                                 ------------
     Total U.S. Treasury Obligations (Cost
         $94,473,775)..........................                   $94,674,405
                                                                 ------------
 PRINCIPAL              INTEREST                  MATURITY
   AMOUNT                 RATE                      DATE            VALUE
 ----------             --------                  --------       ------------

                   REPURCHASE AGREEMENTS--3.7%
  State Street Bank & Trust Company,
   dated 11/30/95, repurchase price
   $4,750,693 (U.S. Treasury Note:
   $4,849,888, 5.63%, 01/31/98)
 $4,750,000               5.25%                   12/01/95       $  4,750,000
                                                                 ------------
    Total Repurchase Agreements (Cost
$4,750,000).......................................               $  4,750,000
                                                                 ------------
    Total Investments (Cost $128,628,221(a))......               $128,990,963
                                                                 ============
------------------------------------------------------------------------------
 Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost..............................              $  1,051,618
  Gross unrealized loss for investments in which
   cost exceeds value..............................                  (688,876)
                                                                 ------------
  Net unrealized gain..............................              $    362,742
                                                                 ============
------------------------------------------------------------------------------
(a) The cost stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.



The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                      PARAGON INTERMEDIATE-TERM BOND FUND
                               NOVEMBER 30, 1995

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--6.0%
  Federal National Mortgage Assn. REMIC Trust 1992-205, Class K
 $5,584,000               6.50%                        05/25/21                       $  5,543,963
  Federal National Mortgage Assn. REMIC Trust 1993-110, Class H
  5,000,000               6.50                         05/25/23                          4,965,350
  Federal National Mortgage Assn. REMIC Trust 1993-183, Class H
  5,000,000               6.50                         03/25/22                          4,965,100
  Federal National Mortgage Assn. REMIC Trust 1993-225, Class VG
  3,595,500               6.35                         08/25/13                          3,533,945
                                                                                      ------------
      Total CMOs (Cost $19,344,206)................
                                                                                      $ 19,008,358
                                                                                      ------------
                        CORPORATE OBLIGATIONS--26.5%
 BASIC MATERIALS & NATURAL RESOURCES--0.9%
  Monsanto Co.
 $3,000,000               6.00%                        07/01/00                       $  3,013,260
                                                                                      ------------
 CONSUMER CYCLICAL--1.1%
  Dayton Hudson Corp.
  1,250,000               7.25                         09/01/04                          1,317,750
  Dillard Department Stores, Inc.
  2,000,000               8.75                         06/15/98                          2,132,940
                                                                                      ------------
                                                                                         3,450,690
                                                                                      ------------
 CONSUMER NONCYCLICAL--2.7%
  Anheuser Busch Companies, Inc.
  1,000,000               7.00                         09/01/05                          1,045,520
  Baxter International, Inc.
  2,000,000               7.25                         02/15/08                          2,107,600
  Coca Cola Enterprises, Inc.
  2,000,000               7.00                         11/15/99                          2,066,400
  Philip Morris Co., Inc.
  1,000,000               9.00                         01/01/01                          1,114,930
  2,000,000               7.13                         08/15/02                          2,078,200
                                                                                      ------------
                                                                                         8,412,650
                                                                                      ------------

 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE                            VALUE
 ----------             --------                        --------                       ------------
                      CORPORATE OBLIGATIONS--CONTINUED
 FINANCIAL--16.6%
  AmSouth Bancorporation
 $2,000,000               9.38%                         05/01/99                       $  2,197,200
  Aon Corp.
  2,000,000               6.70                          06/15/03                          2,029,140
  Bear Stearns Companies, Inc.
  5,000,000               8.25                          02/01/02                          5,462,000
  Boatmen's Bancshares, Inc.
  5,000,000               7.63                          10/01/04                          5,372,150
  Capital Holding Corp.
  2,000,000               8.90                          10/20/99                          2,180,740
  1,000,000               8.98                          09/23/03                          1,126,320
  2,850,000               7.82                          06/23/04                          3,030,747
  Comerica, Inc.
  2,990,000               7.25                          10/15/02                          3,195,951
  First Union Corp.
  3,000,000               7.05                          08/01/05                          3,117,810
  Ford Motor Credit Corp.
  2,000,000               6.75                          05/15/05                          2,035,420
  General Electric Capital Corp.
  2,000,000               8.65(a)                       05/01/18                          2,022,920
  Harris Bancorp., Inc.
  1,000,000               9.38                          06/01/01                          1,152,850
  J.P. Morgan & Co., Inc.
  3,000,000               7.25                          10/01/10                          3,171,750
  Merrill Lynch & Co., Inc.
  3,000,000               8.00                          02/01/02                          3,253,800
  1,000,000               8.23(a)                       04/30/02                          1,044,670
  Morgan Stanley Group, Inc.
  2,000,000               9.38                          06/15/01                          2,291,320
  NationsBank--Texas
  3,000,000               9.50                          06/01/04                          3,568,260
  Sovran Financial Corp.
  1,500,000               9.25                          06/15/06                          1,815,510
  SunTrust Banks, Inc.
  2,000,000               8.88                          02/01/98                          2,132,880
  Wachovia Corp.
  2,000,000               6.38                          04/15/03                          2,010,540
                                                                                       ------------
                                                                                         52,211,978
                                                                                       ------------
 TECHNOLOGY--0.6%
  Motorola, Inc.
  2,000,000               6.50                          03/01/08                          2,042,240
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                PARAGON INTERMEDIATE-TERM BOND FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                  MATURITY
  AMOUNT                  RATE                      DATE            VALUE
-----------             --------                  --------       ------------

                     CORPORATE OBLIGATIONS--CONTINUED
UTILITIES--4.6%
 Alltel Corp.
$ 3,000,000               7.25%                   04/01/04       $  3,168,540
 Bell Atlantic--Pennsylvania
  2,770,000               7.13                    01/01/12          2,827,948
 Central Telephone Co.
  2,000,000               7.17                    08/22/05          2,110,780
 New York Telephone Co.
  2,000,000               7.50                    03/01/09          2,067,500
 Southwestern Bell Capital Corp.
  4,000,000               6.98                    06/02/05          4,158,880
                                                                 ------------
                                                                   14,333,648
                                                                 ------------
Total Corporate Obligations
      (Cost $79,256,538)........................                 $ 83,464,466
                                                                 ------------
                     U.S. GOVERNMENT AGENCY OBLIGATIONS--39.8%
 Federal Farm Credit Bank
$ 5,000,000               6.88%                   05/01/00       $  5,228,850
  2,000,000               7.95                    04/01/02          2,069,320
 Federal Home Loan Bank
  2,000,000               9.25                    11/25/98          2,183,080
  2,000,000               9.30                    01/25/99          2,193,800
  3,000,000               8.60                    06/25/99          3,277,020
  5,000,000               6.27                    01/14/04          4,946,400
 Federal Home Loan Mortgage Corp.
  2,000,000               6.44                    01/28/00          2,051,400
  4,500,000               7.13                    11/18/02          4,800,015
  3,000,000               6.78                    03/15/04          3,030,270
  3,000,000               7.88                    04/28/04          3,074,010
  5,000,000               7.89                    05/12/04          5,127,450
  5,049,617               7.00                    08/01/25          5,052,747
  4,956,178               7.50                    08/01/25          5,047,470
  4,960,548               7.50                    08/01/25          5,051,921
 Federal National Mortgage Assn.
  1,000,000               9.35                    02/12/96          1,007,550
  2,000,000               9.20                    06/10/97          2,106,480
  2,000,000               8.80                    07/25/97          2,103,460
  4,000,000               8.70                    06/10/99          4,378,240
  3,000,000               8.90                    06/12/00          3,370,920
  2,000,000               7.90                    04/10/02          2,049,400
    750,000               7.80                    06/10/02            769,260
  3,000,000               6.20                    11/12/03          2,990,520
  2,820,000               8.05                    05/20/04          2,921,210

 PRINCIPAL              INTEREST                  MATURITY
  AMOUNT                  RATE                      DATE            VALUE
-----------             --------                  --------       ------------

                     U.S. GOVERNMENT AGENCY OBLIGATIONS--CONTINUED
 Federal National Mortgage Assn.--Continued
$15,000,000               7.16%                   05/11/05       $ 16,120,350
  5,489,523               7.00                    04/01/08          5,552,488
  4,767,027               7.00                    07/01/10          4,823,469
  9,575,496               7.00                    02/01/24          9,572,720
  4,815,158               7.50                    05/01/25          4,899,230
  9,577,542               7.50                    06/01/25          9,744,766
                                                                 ------------
Total U.S. Government Agency Obligations
      (Cost $122,300,440).......................
                                                                 $125,543,816
                                                                 ------------
                     U.S. TREASURY OBLIGATIONS--24.5%
 United States Treasury Bonds
$ 8,000,000               8.25%                   05/15/05       $  8,774,320
 10,000,000               8.38                    08/15/08         11,574,200
 United States Treasury Notes
    500,000               9.25                    01/15/96            502,095
  4,000,000               8.88                    02/15/96          4,026,240
  5,000,000               6.00                    12/31/97          5,062,950
 10,000,000               9.00                    05/15/98         10,814,700
  1,000,000               8.88                    11/15/98          1,092,290
  3,400,000               8.88                    02/15/99          3,734,662
  4,000,000               9.13                    05/15/99          4,449,160
  2,600,000               6.38                    07/15/99          2,674,438
  3,000,000               5.50                    04/15/00          3,002,520
 15,000,000               6.25                    02/15/03         15,497,850
  3,000,000               6.50                    05/15/05          3,155,880
  3,000,000               5.88                    11/15/05          3,026,130
                                                                 ------------
Total U.S. Treasury Obligations
      (Cost $74,365,984)........................
                                                                 $ 77,387,435
                                                                 ------------
                     REPURCHASE AGREEMENTS--2.3%
 State Street Bank & Trust Company,
dated 11/30/95, repurchase price
$7,385,077 (U.S. Treasury Note:
  $7,534,103, 5.63%, 01/31/98)
$ 7,384,000               5.25%                   12/01/95       $  7,384,000
                                                                 ------------
     Total Repurchase Agreements
      (Cost $7,384,000).........................
                                                                 $  7,384,000
                                                                 ------------
     Total Investments (Cost $302,651,168(b))...
                                                                 $312,788,075
                                                                 ============



The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                PARAGON INTERMEDIATE-TERM BOND FUND--(CONTINUED)
                               NOVEMBER 30, 1995


---------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments
  in which value exceeds cost........    $10,979,252
 Gross unrealized loss for investments
  in which cost exceeds value........       (842,345)
               -----------
 Net unrealized gain.................    $10,136,907
                                         ===========
---------------------------

(a) Variable rate security. Coupon rate disclosed is that which is in effect at November 30, 1995.
(b) The cost stated also represents aggregate cost for federal income tax purposes.

  The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.



The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                        PARAGON LOUISIANA TAX-FREE FUND
                               NOVEMBER 30, 1995



 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE          VALUE
 ----------             --------                       --------      ----------

                LOUISIANA MUNICIPAL BOND OBLIGATIONS--97.4%
 GENERAL OBLIGATIONS--29.2%
  Caddo Parish (MBIA)
 $1,415,000               5.25%                        02/01/06      $1,454,917
    750,000               5.25                         02/01/08         760,058
  Caddo Parish School District (MBIA)
    500,000               5.00                         03/01/03         511,525
  Calcasieu Parish School District (BIG)
    500,000               7.10                         02/01/01         535,070
  De Soto Parish School District
    120,000               8.00                         08/01/05         133,205
  Jefferson Parish (FGIC)
    500,000               7.10                         09/01/97         525,485
    500,000               7.40                         09/01/99         526,255
    250,000               7.70                         09/01/02         263,510
  Jefferson Parish Construction Waterworks
   District #2
    400,000               7.25                         01/15/00         401,288
  LA State
  6,160,000               7.00                         08/01/02       6,521,038
  LA State (FSA)
  2,750,000               7.10                         09/01/03       3,108,435
  LA State (MBIA)
  6,290,000               6.00                         05/15/99       6,649,348
  LA State Series A (AMBAC)
    430,000               6.00                         05/01/08         463,454
  Lafayette Parish (FGIC)
  1,000,000               7.80                         03/01/01       1,086,860
  Lafourche Parish Water District #3
    650,000               5.63                         01/01/01         678,184
  Lincoln Parish School District (MBIA)
    500,000               6.20                         03/01/03         533,655
  1,465,000               6.40                         03/01/05       1,559,566
  Monroe Parish School District (FGIC)
  1,230,000               5.35                         03/01/05       1,283,370
  1,320,000               5.35                         03/01/06       1,372,259
  Monroe Parish School District (MBIA)
  1,220,000               8.00                         03/01/01       1,421,568
  1,300,000               7.00                         03/01/02       1,477,008
  1,390,000               7.00                         03/01/03       1,596,276
  New Orleans (AMBAC)
  3,040,000               4.50                         10/01/99       3,081,374
  New Orleans (FGIC)
    550,000               5.85                         11/01/07         582,114
  Ouachita Parish West School District
   Refunding Series A (FSA)
  2,000,000               6.50                         03/01/03       2,201,460



 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE         VALUE
 ----------             --------                        --------     -----------

              LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 GENERAL OBLIGATIONS--Continued
  Ouachita Parish West School District
   Refunding Series A (FSA)--Continued
 $1,250,000               6.60%                         03/01/04      $1,375,512
  2,695,000               6.65                          03/01/05       2,958,571
  1,655,000               6.70                          03/01/06       1,812,556
  Plaquemine Parish (AMBAC)
  1,440,000               6.40                          08/01/04       1,587,859
  Rapides Parish (MBIA)
    500,000               7.25                          04/01/00         542,265
  Rapides Parish School District #11 (FGIC)
    670,000               6.90                          02/01/01         727,801
  1,475,000               6.95                          02/01/02       1,602,101
  Shreveport
    500,000               4.25                          12/01/03         479,070
    930,000               4.25                          12/01/04         879,594
    480,000               5.90                          02/01/07         501,250
  Shreveport (AMBAC)
    480,000               6.20                          03/01/02         514,613
    500,000               6.70                          02/01/03         536,450
  1,335,000               5.00                          02/01/06       1,338,391
  St. Charles School District #1 (AMBAC)
  1,000,000               6.25                          03/01/04       1,078,700
  2,350,000               6.45                          03/01/06       2,527,190
  St. John Baptist Parish School District
    500,000               5.10                          03/01/08         493,330
  St. John Baptist Parish School District #1
    870,000               6.25                          03/01/05         918,250
  St. Landry Parish School District #1 (MBIA)
  1,000,000               8.00                          05/01/98       1,085,300
    750,000               6.10                          05/01/07         782,047
  St. Tammany Parish (FGIC)
    300,000               7.40                          03/01/98         320,082
                                                                     -----------
      Total General Obligations....................
                                                                      60,788,214
                                                                     -----------
 HEALTH CARE REVENUE--13.6%
  LA Public Facilities Authority Alton Ochsner
   Medical Foundation Series 92-A (MBIA)
  2,280,000               6.30                          05/15/04       2,482,373
  LA Public Facilities Authority General
   Health (MBIA)
  2,820,000               5.55                          11/01/04       2,949,410
  LA Public Facilities Authority Health
   and Education (Sumitomo Bank--LOC)
  1,765,000               7.30(a)                       12/01/15       1,839,783



The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                  PARAGON LOUISIANA TAX-FREE FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL             INTEREST                       MATURITY
   AMOUNT                RATE                           DATE         VALUE
 ----------            --------                       --------    ------------

             LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 HEALTH CARE REVENUE--Continued
  LA Public Facilities Authority Health
   and Education Series B
 $3,925,000              7.30%(a)                     12/01/15    $  4,039,885
  LA Public Facilities Authority Lafayette
   Medical Center (FSA)
  1,000,000              6.05                         10/01/04       1,080,870
  LA Public Facilities Authority Mary Bird Perkins
   Cancer Center (FSA)
  1,135,000              5.50                         01/01/04       1,176,950
  LA Public Facilities Authority Our Lady of
   Lake Hospital (MBIA)
    500,000              5.70                         12/01/04         528,260
  LA Public Facilities Authority St. Francis
   Medical Center (FSA)
  1,385,000              4.80                         07/01/04       1,365,042
    870,000              4.90                         07/01/05         861,013
  LA Public Facilities Authority Woman's
   Hospital (FGIC)
    500,000              7.20                         10/01/97         527,805
  1,235,000              6.85                         10/01/05       1,322,870
    730,000              5.40                         10/01/05         755,492
  1,715,000              5.50                         10/01/06       1,793,941
  Lafourche Parish Hospital District #3
    750,000              5.50                         10/01/04         741,353
  Ouachita Parish Glenwood Hospital
  2,525,000              7.50                         07/01/06       2,843,478
  St. Tammany Hospital District #1 (FGIC)
  1,815,000              6.30                         07/01/07       1,936,696
  Terrebonne Parish Hospital Service #1 (BIG)
  1,285,000              7.40                         04/01/03       1,388,764
  Vermilion Parish Hospital (MBIA)
    555,000              6.35                         05/01/00         597,879
                                                                  ------------
      Total Health Care Revenue..................                   28,231,864
                                                                  ------------
 HIGHER EDUCATION--4.3%
  LA Public Facilities Authority Loyola University
    500,000              7.20                         10/01/00         558,495
  1,960,000              6.60                         04/01/05       2,182,362
  LA Public Facilities Authority Tulane University
  2,145,000              6.25                         07/15/06       2,318,252
    550,000              6.40                         11/15/07         601,117
  LA Public Facilities Authority Tulane University (FGIC)
    325,000              5.80                         02/15/04         347,279

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE           VALUE
 ----------             --------                       --------      ---------

              LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 HIGHER EDUCATION--Continued
  LA Public Facilities Authority Tulane
   University Series A
 $  300,000               7.50%                        05/15/00      $  328,032
  LA Public Facilities Authority Tulane
   University Series A1 (FGIC)
    725,000               6.00                         02/15/07         775,844
  LA Public Facilities Authority Tulane
   University Series B
    605,000               7.00                         08/15/97         636,944
    170,000               7.20                         08/15/98         182,079
  LA Public Facilities Authority Tulane
   University Series C
    750,000               7.00                         08/15/97         787,703
    300,000               7.20                         08/15/98         320,649
                                                                     ----------
      Total Higher Education.......................                   9,038,756
                                                                     ----------
 SALES TAX REVENUE--39.7%
  Alexandria Public Improvements (MBIA)
    300,000               7.35                         08/01/97         316,167
  Baton Rouge Public Improvements (AMBAC)
    700,000               6.85                         08/01/00         772,716
    800,000               6.90                         08/01/01         880,152
  Baton Rouge Public Improvements (FSA)
  2,000,000               6.00                         08/01/04       2,129,720
  1,100,000               6.00                         08/01/06       1,162,953
    765,000               6.38                         08/01/09         803,043
  Bossier City Public Improvements (AMBAC)
    805,000               6.20                         11/01/07         869,142
  Bossier City Public Improvements (FGIC)
    400,000               6.88                         11/01/06         434,944
    400,000               6.88                         11/01/07         434,944
  East Baton Rouge Parish (FGIC)
  2,280,000               8.00                         02/01/02       2,687,071
  1,500,000               4.65                         02/01/04       1,474,050
    650,000               4.80                         02/01/06         634,335
    500,000               5.80                         02/01/07         529,270
    845,000               5.80                         02/01/08         888,991
    910,000               5.80                         02/01/09         939,284
  East Baton Rouge Parish (MBIA)
    500,000               7.10                         02/01/99         540,705
    500,000               7.10                         02/01/00         545,465
  East Baton Rouge Parish Public Improvements
  1,085,000               5.15                         02/01/05       1,072,067
  1,145,000               5.15                         02/01/06       1,112,917





The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                  PARAGON LOUISIANA TAX-FREE FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE        VALUE
 ----------             --------                       --------    --------

              LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 SALES TAX REVENUE--Continued
  General Baton Parking Authority
 $1,390,000               6.38%                        07/01/03   $ 1,393,545
  Greater Lafourche Port Fourchon Development
  1,220,000               5.00                         09/01/04     1,196,527
  Iberville Parish (MBIA)
    300,000               6.20                         09/01/98       305,985
  Jefferson Parish (AMBAC)
  3,180,000               6.50                         11/01/06     3,425,560
  Jefferson Parish District A (FGIC)
  4,920,000               6.75                         12/01/06     5,453,131
  Jefferson Parish District B (FGIC)
  1,985,000               6.75                         12/01/06     2,200,095
  Jefferson Parish School Board (MBIA)
  4,000,000               6.05                         02/01/02     4,307,000
  1,270,000               6.15                         02/01/03     1,384,757
  4,500,000               6.25                         02/01/08     4,810,680
  Jefferson Parish Series B
    385,000               4.50                         06/01/13       373,577
  Kenner (FGIC)
    880,000               5.75                         06/01/06       937,174
  LA Public Facilities Authority Special Assessment (Escrowed)
    110,000               7.38                         06/01/09       119,052
  LA Public Facilities Authority Special Assessment (FSA)
  1,000,000               4.60                         10/01/02       993,480
  LA State Correctional Facilities Corporate
   Lease (FSA)
  1,250,000               5.60                         12/15/03     1,314,387
  LA State Energy Power Rodemacher Unit #2
  3,020,000               6.75                         01/01/08     3,301,555
  LA State Gas & Fuel
    750,000               7.20                         11/15/99       827,827
  1,500,000               7.25                         11/15/04     1,654,890
  LA State Offshore Terminal Authority
    400,000               6.00                         09/01/01       426,308
    700,000               6.10                         09/01/02       752,976
  LA State Offshore Terminal Authority Series B
  2,625,000               6.25                         09/01/04     2,861,801
  LA State Recovery District Tax
  1,410,000               5.70                         07/01/98     1,465,892
  Lafayette Parish Public Power Improvements (FGIC)
  1,120,000               4.75                         05/01/06     1,081,046
  Lafayette Parish Public Power Authority
  1,730,000               6.80                         11/01/00     1,820,721
  4,000,000               7.13                         11/01/07     4,209,360

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE       VALUE
 ----------             --------                       --------   -----------

              LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 SALES TAX REVENUE--Continued
  Lafayette Parish Public Power Authority (AMBAC)
 $  500,000               5.10%                        11/01/07       503,605
  Lafayette Parish Public Power Authority (BIG)
    500,000               7.25                         11/01/12       527,640
  Lafayette Parish School Board
    500,000               7.20                         04/01/99       515,210
  1,500,000               7.35                         04/01/01     1,546,350
  1,075,000               4.88                         04/01/04     1,080,655
  1,130,000               4.88                         04/01/05     1,132,565
  Lafayette Parish School Board Series A (FGIC)
  2,535,000               4.95                         04/01/02     2,588,235
  Plaquemine Parish
    420,000               6.70                         12/01/08       448,657
    410,000               6.70                         12/01/09       436,461
  Plaquemine Parish School Board
    605,000               6.65                         03/01/05       655,058
  St. Charles Parish Public Improvements
    750,000               6.60                         11/01/07       796,170
  St. Charles Parish Public Improvements (FGIC)
    600,000               6.80                         12/01/98       607,812
  St. Tammany Parish (FGIC)
    620,000               6.70                         04/01/98       657,857
  1,000,000               6.50                         12/01/02     1,085,960
    750,000               6.50                         12/01/05       803,100
  St. Tammany Parish District #3 Series A (FGIC)
  1,000,000               6.50                         12/01/03     1,085,960
  St. Tammany Parish School District #12 (FGIC)
    550,000               6.50                         03/01/01       597,267
    400,000               6.50                         03/01/04       433,408
  Sulphur Public Improvements (MBIA)
    150,000               6.00                         03/01/00       150,769
    615,000               6.00                         03/01/01       618,155
  Tangipahoa Parish School District #1
  1,435,000               6.15                         12/01/07     1,520,784
                                                                  -----------
      Total Sales Tax Revenue......................                82,636,940
                                                                  -----------
 UTILITY REVENUE--3.9%
  Alexandria (FGIC)
    710,000               5.15                         05/01/05       721,786
    750,000               5.25                         05/01/06       769,605
  Bossier City Public Improvements (FGIC)
    550,000               6.88                         11/01/08       594,165
  Houma (FGIC)
  1,560,000               6.13                         01/01/07     1,681,415
  Shreveport Water & Sewer
    500,000               6.25                         12/01/03       548,750





The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                 PARAGON LOUISIANA TAX-FREE FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE         VALUE
 ----------             --------                        --------     ---------

              LOUISIANA MUNICIPAL BOND OBLIGATIONS--CONTINUED
 UTILITY REVENUE--Continued
  Shreveport Water & Sewer (FGIC)
 $  930,000               7.75%                    12/01/02     $  1,096,144
  Terrebonne Parish Waterworks (FGIC)
    690,000               5.70                     11/01/06          733,863
    500,000               5.75                     11/01/08          526,655
  Ville Platte Parish
  1,555,000               5.50                     05/01/09        1,531,240
                                                                ------------
      Total Utility Revenue.................                       8,203,623
                                                                ------------
 MISCELLANEOUS LOUISIANA MUNICIPAL BONDS--6.7%
  Bastrop Pollution Control Industrial
   Development Bond (International Paper Co.)
  2,500,000               6.90                     03/01/07        2,750,925
  Caddo Parish Industrial Development
   Revenue Bond (Wal-Mart Stores, Inc.)
    470,000               5.95                     11/01/07          483,141
  De Soto Parish Pollution Control
  2,500,000               5.05                     12/01/02        2,561,825
  East Baton Rouge Mortgage Finance
   Authority (GNMA/FNMA collateralized)
  1,200,000               5.50                     10/01/21        1,210,416
  East Baton Rouge Mortgage Finance
   Authority Series A
    765,000               4.90                     10/01/05          729,106
  East Baton Rouge Mortgage Finance Authority
   Series B (GNMA/FNMA collateralized)
  1,390,000               5.10                     10/01/03        1,426,501
    765,000               4.50                     10/01/09          746,854
  East Baton Rouge Mortgage Finance Authority
   Series C (GNMA/FNMA collateralized)
    715,000               4.75                     10/01/09          699,670
  Iberia Home Mortgage Loan Association
  1,505,000               7.38                     01/01/11        1,630,081
  LA Housing Finance Agency
  1,100,000               5.70                     06/01/15        1,110,186
  LA Public Facilities Authority Multi-Housing
   Linlake Village
    610,000               5.25(a)                  06/01/07          615,984
                                                                  ----------
      Total Miscellaneous Louisiana Municipal
       Bonds..................................                     13,964,689
                                                                  -----------
      Total Louisiana Municipal Bond Obligations
       (Cost $196,540,199).........................              $202,864,086
                                                                 ------------

PRINCIPAL             INTEREST                   MATURITY
 AMOUNT                 RATE                      DATE             VALUE
---------             --------                  --------        -----------

                      SHORT TERM OBLIGATIONS--1.9%
 Burke County Georgia Pollution Control
$ 700,000               3.60%(a)                   12/01/95      $    700,000
 LA State Recovery District Tax
2,600,000               2.90(a)                    12/01/95         2,600,000
  700,000               2.90(a)                    12/01/95           700,000
                                                                 ------------
     Total Short Term Obligations
      (Cost $4,000,000)..........................                $  4,000,000
                                                                 ------------
     Total Investments (Cost $200,540,199(b))....                $206,864,086
                                                                 ============
----------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which
  value exceeds cost.............................                $  6,737,237
 Gross unrealized loss for investments in which
  cost exceeds value.............................                    (413,350)
                                                                  -----------
 Net unrealized gain.............................               $   6,323,887
                                                                 ============
----------------------------------------------------------------------------

(a) Variable rate security. Rate indicated is rate in effect at November 30, 1995.
(b) The cost stated also represents aggregate cost for federal income tax purposes.

AMBAC--Insured by American Municipal Bond Assurance Corporation.
BIG--Insured by Bond Investors Guaranty Insurance Company.
FGIC--Insured by Financial Guaranty Insurance Corporation.
FSA--Insured by Financial Security Assurance, Inc.
LOC--Letter of Credit.
MBIA--Insured by Municipal Bond Investors Assurance Corporation.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.




The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                           PARAGON VALUE GROWTH FUND
                               NOVEMBER 30, 1995


 SHARES           DESCRIPTION              VALUE
 -------          -----------           ------------

                COMMON STOCKS--91.5%
 BASIC MATERIALS & NATURAL RESOURCES--5.1%
  90,000 Dow Chemical Co.               $  6,378,750
  75,000 Du Pont (E.I.) de Nemours
          & Co.                            4,987,500
                                        ------------
                                          11,366,250
                                        ------------
 CAPITAL EQUIPMENT & SERVICES--7.4%
  70,000 Eaton Corp.                       3,815,000
  40,000 Illinois Tool Works, Inc.         2,535,000
  70,000 Johnson Controls, Inc.            4,847,500
 150,000 Loral Corp.                       5,081,250
                                        ------------
                                          16,278,750
                                        ------------
 CONSUMER CYCLICAL--11.3%
 200,000 Consolidated Stores Corp.(a)      4,950,000
  75,000 Equifax, Inc.                     3,140,625
  65,000 First Data Corp.                  4,615,000
 100,000 Home Depot, Inc.                  4,437,500
 180,000 Office Depot, Inc.(a)             4,410,000
 140,000 Wal-Mart Stores, Inc.             3,360,000
                                        ------------
                                          24,913,125
                                        ------------
 CONSUMER NONCYCLICAL--16.6%
  70,000 Amgen, Inc.(a)                    3,473,750
 135,000 Foundation Health Corp.(a)        6,176,250
 100,000 Pepsico, Inc.                     5,525,000
  90,000 Pfizer, Inc.                      5,220,000
  90,000 Schering Plough Corp.             5,163,750
  90,000 SmithKline Beecham ADR            4,792,500
 100,000 United Healthcare Corp.(a)        6,287,500
                                        ------------
                                          36,638,750
                                        ------------
 ENERGY--7.4%
 100,000 Amoco Corp.                       6,775,000
  75,000 Schlumberger, Ltd.                4,762,500
 100,000 Western Atlas, Inc.(a)            4,787,500
                                        ------------
                                          16,325,000
                                        ------------


 SHARES                    DESCRIPTION                       VALUE
 -------                   -----------                    ------------

                       COMMON STOCKS--CONTINUED
 FINANCE--15.2%
  65,000 Barnett Banks, Inc.                              $  3,908,125
  90,000 CCB Financial Corp.(b)                              4,500,000
  85,000 Citicorp                                            6,013,750
  50,000 Federal National Mortgage Assn.                     5,475,000
 120,000 First American Corp. of Tennessee                   5,475,000
  75,000 First Tennessee National Corp.                      4,537,500
 144,400 Southtrust Corp.                                    3,664,150
                                                          ------------
                                                            33,573,525
                                                          ------------
 TECHNOLOGY--16.0%
  95,000 Cisco Systems, Inc.(a)                              7,991,875
 110,000 Compaq Computer Corp.(a)                            5,445,000
  75,000 General Motors Corp. Class E                        3,787,500
 150,000 Intel Corp.                                         9,131,250
  10,000 Micron Technology, Inc.                               547,500
 100,000 Texas Instruments, Inc.                             5,787,500
  80,000 Vishay Intertechnology, Inc.(a)                     2,800,000
                                                          ------------
                                                            35,490,625
                                                          ------------
 TRANSPORTATION--1.2%
 100,000 Atlantic Southeast Airlines, Inc.                   2,625,000
                                                          ------------
 UTILITIES--11.3%
 120,000 AT&T Corp.                                          7,920,000
  83,000 BellSouth Corp.                                     3,226,625
 150,000 Enron Corp.                                         5,625,000
 250,000 WorldCom, Inc.(a)                                   8,125,000
                                                          ------------
                                                            24,896,625
                                                          ------------
           Total Common Stocks
            (Cost $148,177,188).........................  $202,107,650
                                                          ------------
                        PREFERRED STOCKS--1.9%
  45,000 Ford Motor Corp., Convertible Preferred, 4.20%   $  4,168,125
                                                          ------------
           Total Preferred Stocks
            (Cost $4,112,900)...........................  $  4,168,125
                                                          ------------





The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                    PARAGON VALUE GROWTH FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE      VALUE
-----------             --------                       --------  ----------

                        REPURCHASE AGREEMENTS--8.3%
 State Street Bank & Trust Co., dated
 11/30/95, repurchase price $18,233,659
 (U.S. Treasury Note: $18,600,139,
 6.00%, 12/31/97)
$18,231,000              5.25%                         12/01/95  $ 18,231,000
                                                                 ------------
     Total Repurchase
      Agreements
      (Cost $18,231,000) ..........................              $ 18,231,000
                                                                 ------------
     Total Investments
      (Cost $170,521,088(c)).......................              $224,506,775
                                                                 ============

---------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost........           $54,056,127
 Gross unrealized loss for investments in
  which cost exceeds value........              (328,407)
               -----------
 Net unrealized gain..............           $53,727,720
                                             ===========
---------------------------

(a) Non-income producing security.
(b) There are common stock rights attached to these securities.
(c) The aggregate cost for federal income tax purposes is $170,779,055.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.




The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                        PARAGON VALUE EQUITY INCOME FUND
                               NOVEMBER 30, 1995



 SHARES           DESCRIPTION                VALUE
 ------           -----------             ------------

                 COMMON STOCKS--83.1%
 BASIC MATERIALS & NATURAL RESOURCES--8.3%
 64,000 Dow Chemical Co.                  $  4,536,000
 53,000 Du Pont (E.I.) de Nemours & Co.      3,524,500
 16,000 Georgia Pacific Corp.                1,244,000
 50,000 International Paper Co.              1,906,250
                                          ------------
                                            11,210,750
                                          ------------
 CAPITAL EQUIPMENT & SERVICES--10.4%
 60,000 Deere & Co.                          1,972,500
 21,000 Johnson Controls, Inc.               1,454,250
 68,600 Lockheed Martin Corp.                5,033,525
 50,000 Loral Corp.                          1,693,750
 20,000 Paccar, Inc.(b)                        875,000
 67,200 Raytheon Co.(b)                      2,990,400
                                          ------------
                                            14,019,425
                                          ------------
 CONSUMER CYCLICAL--5.7%
 45,000 Chrysler Corp.                       2,334,375
 90,000 Sears Roebuck & Co.                  3,543,750
 35,000 VF Corp.                             1,820,000
                                          ------------
                                             7,698,125
                                          ------------
 CONSUMER NONCYCLICAL--19.2%
 85,000 Baxter International, Inc.           3,570,000
 25,000 Bristol-Meyers Squibb Co.            2,006,250
 35,000 Columbia/HCA Healthcare Corp.        1,806,875
 93,000 IBP, Inc.                            5,812,500
 50,000 Phillip Morris Companies, Inc.       4,387,500
 70,000 Premark International, Inc.          3,570,000
 10,000 Rhone Poulenc Rorer, Inc.              478,750
 72,000 Schering Plough Corp.                4,131,000
                                          ------------
                                            25,762,875
                                          ------------
 ENERGY--7.5%
 25,000 Exxon Corp.                          1,934,375
 44,000 Mobil Corp.(b)                       4,592,500
 50,000 Phillips Petroleum Co.               1,662,500
 15,000 Royal Dutch Petroleum ADR            1,925,625
                                          ------------
                                            10,115,000
                                          ------------

 SHARES                        DESCRIPTION                             VALUE
 ------                        -----------                          ------------

                            COMMON STOCKS--CONTINUED
 FINANCE--8.0%
 18,540 Allstate Corp.                                              $    760,140
 55,000 Bear Stearns Companies, Inc.                                   1,196,250
 19,100 Federal National Mortgage Assn.                                2,091,450
 60,000 First Tennessee National Corp.                                 3,630,000
 71,000 Reliastar Financial Corp.                                      3,070,750
                                                                    ------------
                                                                      10,748,590
                                                                    ------------
 TECHNOLOGY--12.1%
 66,500 Avnet, Inc.                                                    3,125,500
 10,000 BMC Software, Inc.(a)                                            422,500
 23,000 Compaq Computer Corp.(a)                                       1,138,500
 30,000 Dell Computer Corp.(a)                                         1,327,500
 40,000 Intel Corp.                                                    2,435,000
 45,000 International Business Machines Corp.                          4,348,125
 13,400 Texas Instruments, Inc.                                          775,525
 20,000 Xerox Corp.                                                    2,742,500
                                                                    ------------
                                                                      16,315,150
                                                                    ------------
 TRANSPORTATION--1.3%
 25,000 British Airways ADR                                            1,759,375
                                                                    ------------
 UTILITIES--10.6%
 74,000 BellSouth Corp.                                                2,876,750
 45,000 Entergy Corp.                                                  1,254,375
 70,000 GTE Corp.                                                      2,983,750
 38,000 Nynex Corp.                                                    1,885,750
 90,000 Peco Energy Co.                                                2,610,000
 65,000 SCE Corp.                                                      1,015,625
 42,000 Sprint Corp.                                                   1,680,000
                                                                    ------------
                                                                      14,306,250
                                                                    ------------
        Total Common Stocks
         (Cost $82,273,359)......................................   $111,935,540
                                                                    ------------
                             PREFERRED STOCKS--9.0%
 15,000 Burlington Northern, Inc., Convertible Preferred, 6.25%     $  1,288,125
 26,000 Citicorp, Convertible Preferred, 5.38%                         4,992,000
 35,600 Ford Motor Co., Convertible Preferred, 4.20%                   3,297,450
 35,500 General Motors Corp., Convertible Preferred, 3.25%             2,547,125
                                                                    ------------
        Total Preferred Stocks
         (Cost $9,055,436).......................................   $ 12,124,700
                                                                    ------------




The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                 PARAGON VALUE EQUITY INCOME FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL  INTEREST   MATURITY
   AMOUNT     RATE       DATE      VALUE
 ---------- --------   -------- ------------

        CORPORATE OBLIGATIONS--3.7%
  Healthsouth Rehabilitation
 $1,000,000    5.00%   04/01/01 $  1,605,000
  Pennzoil Co.
  2,250,000    6.50    01/15/03    2,711,250
  Sports & Recreation, Inc.
    980,000    4.25    11/01/00      671,300
                                ------------
       Total Corporate
        Obligations
        (Cost $4,581,725).....  $  4,987,550
                                ------------
        REPURCHASE AGREEMENTS--3.7%
  State Street Bank & Trust Company,
   dated 11/30/95, repurchase price
   $4,942,721 (U.S. Treasury Note:
   $5,043,071, 5.63%, 01/31/98)
 $4,942,000   5.25%    12/01/95 $  4,942,000
                                ------------
       Total Repurchase
        Agreements
        (Cost $4,942,000).....  $  4,942,000
                                ------------
       Total Investments
        (Cost
        $100,852,520(c))......  $133,989,790
                                ============
-------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost........           $33,955,770
 Gross unrealized loss for investments in
  which cost exceeds value........              (818,500)
                                             -----------
 Net unrealized gain..............           $33,137,270
                                             ===========
---------------------------

(a) Non-income producing security.
(b) There are common stock rights attached to these securities.
(c) The cost stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.




The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                         PARAGON GULF SOUTH GROWTH FUND
                               NOVEMBER 30, 1995



 SHARES               DESCRIPTION                  VALUE
 ------               -----------               -----------

                   COMMON STOCKS--93.2%
 BASIC MATERIALS & NATURAL RESOURCES--1.2%
  60,000 Quanex Corp.(b)                        $ 1,177,500
                                                -----------
 CAPITAL EQUIPMENT & SERVICES--3.3%
  70,000 Alamo Group, Inc.                        1,207,500
  60,000 Wolverine Tube, Inc.(a)                  2,032,500
                                                -----------
                                                  3,240,000
                                                -----------
 CONSUMER CYCLICAL--21.4%
 130,000 Accustaff, Inc.(a)                       3,900,000
 120,000 Autozone, Inc.(a)                        3,495,000
  63,436 First Data Corp.                         4,503,955
  60,000 Garden Ridge Corp.(a)                    2,220,000
  50,000 Just for Feet, Inc.(a)                   1,706,250
 135,000 Office Depot, Inc.(a)                    3,307,500
 120,000 River Oaks Furniture, Inc.(a)              840,000
 120,000 Sports & Recreation, Inc.(a)               840,000
                                                -----------
                                                 20,812,705
                                                -----------
 CONSUMER NONCYCLICAL--12.8%
 125,000 Apple South, Inc.                        2,625,000
 125,000 Coventry Corp.(a)                        2,453,125
  50,000 HealthSouth Corp.(a)                     1,512,500
  50,000 HealthWise of America, Inc.(a)           1,562,500
 110,000 Inphynet Medical Management, Inc.(a)     2,007,500
  43,200 Isolyser Company, Inc.(a)                  702,000
 100,000 Longhorn Steaks, Inc.(a)                 1,625,000
                                                -----------
                                                 12,487,625
                                                -----------
 ENERGY--8.5%
 100,000 Input/Output, Inc.(a)                    4,612,500
  95,000 Landmark Graphics Corp.(a)               1,900,000
  60,000 Tidewater, Inc.(b)                       1,717,500
                                                -----------
                                                  8,230,000
                                                -----------


 SHARES                   DESCRIPTION                      VALUE
 ------                   -----------                   -----------

                     COMMON STOCKS--CONTINUED
 FINANCE--19.2%
  55,000 Concord, EFS, Inc.(a)                          $ 2,103,750
 160,000 Medaphis Corp.(a)                                5,200,000
  75,000 Olympic Financial Ltd.(a)                        1,537,500
 180,000 Regional Acceptance Corp.(a)                     1,552,500
  85,000 Stewart Enterprises, Inc.                        2,783,750
  14,500 Total Systems Services, Inc.                       389,688
 154,000 United Companies Financial Corp.                 5,082,000
                                                        -----------
                                                         18,649,188
                                                        -----------
 TECHNOLOGY--14.6%
  60,000 Acxiom Corp.(a)                                  1,725,000
  55,000 DSC Communications Corp.(a)                      2,179,375
  40,000 Dell Computer Corp.(a)                           1,770,000
  55,800 Emulux Corp.(a)                                    697,500
  55,000 Mobile Telecomunications Technology Corp.(a)     1,265,000
 100,000 SCI Systems, Inc.(a)                             3,350,000
  85,000 Scientific-Atlanta, Inc.(b)                      1,349,375
 130,000 Westcott Communications, Inc.(a)                 1,852,500
                                                        -----------
                                                         14,188,750
                                                        -----------
 TRANSPORTATION--3.2%
 120,000 Atlantic Southeast Airlines, Inc.                3,150,000
                                                        -----------
 UTILITIES--9.0%
 150,000 EqualNet Holding Corp.(a)                        2,887,500
 180,000 WorldCom, Inc.(a)                                5,850,000
                                                        -----------
                                                          8,737,500
                                                        -----------
           Total Common Stocks
            (Cost $60,507,139)........................  $90,673,268
                                                        -----------





The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                  PARAGON GULF SOUTH GROWTH FUND--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE         VALUE
 ----------             --------                       --------    -----------

                        REPURCHASE AGREEMENTS--3.9%
 State Street Bank & Trust Company,
  dated 11/30/95, repurchase price
  $3,803,555 (Treasury Note:
  $3,881,723, 6.00%, 12/31/97)
 $3,803,000               5.25%                        12/01/95   $ 3,803,000
                                                                  -----------
      Total Repurchase Agreements
       (Cost $3,803,000)...........................               $ 3,803,000
                                                                  -----------
      Total Investments
       (Cost $64,310,139(c)).......................               $94,476,268
                                                                  ===========
-----------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments
  in which value exceeds cost........     $34,571,942
 Gross unrealized loss for investments
  in which cost exceeds value........      (4,405,813)
                                          -----------
 Net unrealized gain.................     $30,166,129
                                          ===========
---------------------------

(a) Non-income producing security.
(b) There are common stock rights attached to these securities.
(c) The cost stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.




The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                     STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1995

                                                        TREASURY    SHORT-TERM
                                                      MONEY MARKET  GOVERNMENT
                                                          FUND         FUND
                                                      ------------ ------------
ASSETS:
 Investments in securities, at value
  (cost $333,022,516; $128,628,221; $302,651,168;
  $200,540,199; $170,521,088; $100,852,520, and
  $64,310,139, respectively)........................  $333,022,516 $128,990,963
 Cash...............................................        94,692        5,480
 Receivables:
 Investment securities sold.........................           --           --
 Interest...........................................       248,993    1,238,017
 Dividends..........................................           --           --
 Fund shares sold...................................           --           --
 Deferred organization expenses, net................           --           --
 Other..............................................        16,927          --
                                                      ------------ ------------
  Total assets......................................   333,383,128  130,234,460
                                                      ------------ ------------
LIABILITIES:
 Payables:
 Investment securities purchased....................           --           --
 Fund shares redeemed...............................           --        16,224
 Dividends and distributions........................     1,480,469      528,391
 Advisory fees......................................        54,106       53,965
 Administrative fees................................        35,289       15,145
 Transfer agent fees................................         6,769       13,629
 Distribution fees (Class B Shares).................            19        1,590
 Accrued expenses and other liabilities.............        48,410       28,790
                                                      ------------ ------------
  Total liabilities.................................     1,625,062      657,734
                                                      ------------ ------------
NET ASSETS:
 Paid-in capital....................................   331,731,697  130,463,038
 Accumulated undistributed (distributions in excess
  of) net investment income.........................        13,836          --
 Accumulated net realized gain (loss) on investment
  transactions......................................        12,533   (1,249,054)
 Net unrealized gain on investments.................           --       362,742
                                                      ------------ ------------
  Net assets........................................  $331,758,066 $129,576,726
                                                      ============ ============
 Shares of beneficial interest outstanding ($0.01
  par value),
  unlimited number of shares authorized:
  Class A Shares....................................   331,720,669   12,658,894
                                                      ============ ============
  Class B Shares....................................        11,028       30,361
                                                      ============ ============
 Class A Shares
 Net asset value and redemption price per share
  (net assets/shares outstanding)...................  $       1.00 $      10.21
                                                      ============ ============
 Maximum public offering price per share (NAV per
  share X 1.0471,
  where applicable).................................  $       1.00 $      10.69
                                                      ============ ============
 Class B Shares(a)
 Net asset value and offering price per share (net
  assets/shares outstanding)........................  $       1.00 $      10.21
                                                      ============ ============

-------
(a) At redemption, Class B Shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the Shares.

  The accompanying notes are an integral part of these financial statements.

     INTERMEDIATE-    LOUISIANA       VALUE      VALUE EQUITY  GULF SOUTH
       TERM BOND       TAX-FREE       GROWTH        INCOME       GROWTH
         FUND            FUND          FUND          FUND         FUND
     -------------   ------------  ------------  ------------  -----------
     $312,788,075    $206,864,086  $224,506,775  $133,989,790  $94,476,268
            5,300         490,542         8,079         5,536        5,034
              --              --            --        276,593    3,113,520
        4,225,934       3,447,511         2,659        67,775          555
              --              --        373,497       372,553       12,075
          112,357         219,564       265,466       355,206       79,127
              --              --            --            --         3,269
              335             103           --            --           --
     ------------    ------------  ------------  ------------  -----------
      317,132,001     211,021,806   225,156,476   135,067,453   97,689,848
     ------------    ------------  ------------  ------------  -----------
              --        1,947,119     3,851,065           --       284,380
           13,782             --            --            --        11,431
        1,530,149         685,939       177,976       298,269          --
          128,707          70,152       116,226        67,058       50,920
           38,612          17,535        26,830        19,987       11,751
           22,151          20,040        45,776        10,610       24,286
            5,640           8,002        11,872         2,395        7,921
           50,800          39,218        25,815        35,749       17,693
     ------------    ------------  ------------  ------------  -----------
        1,789,841       2,788,005     4,255,560       434,068      408,382
     ------------    ------------  ------------  ------------  -----------
      309,657,562     202,360,006   149,357,937    97,470,660   64,778,780
          260,558             --         (2,382)       (1,933)         --
       (4,712,867)       (450,092)   17,559,674     4,027,388    2,336,557
       10,136,907       6,323,887    53,985,687    33,137,270   30,166,129
     ------------    ------------  ------------  ------------  -----------
     $315,342,160    $208,233,801  $220,900,916  $134,633,385  $97,281,466
     ============    ============  ============  ============  ===========
       30,083,104      19,148,510    12,813,548     9,055,467    5,285,927
     ============    ============  ============  ============  ===========
          127,036         196,004       172,182        63,294      101,412
     ============    ============  ============  ============  ===========
     $      10.44    $      10.76  $      17.01  $      14.76  $     18.06
     ============    ============  ============  ============  ===========
     $      10.93    $      11.27  $      17.81  $      15.46  $     18.91
     ============    ============  ============  ============  ===========
     $      10.46    $      10.79  $      16.98  $      14.76  $     17.89
     ============    ============  ============  ============  ===========

                               PARAGON PORTFOLIO

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                        TREASURY   SHORT-TERM
                                                      MONEY MARKET GOVERNMENT
                                                          FUND        FUND
                                                      ------------ -----------
INVESTMENT INCOME:
 Interest............................................ $18,488,953  $ 8,176,348
 Dividends (a).......................................         --           --
                                                      -----------  -----------
  Total income.......................................  18,488,953    8,176,348
                                                      -----------  -----------
 EXPENSES:
 Advisory fees.......................................     625,920      663,062
 Administration fees.................................     469,440      198,919
 Transfer agent fees.................................      75,294       57,574
 Custodian fees......................................      64,111       47,913
 Professional fees...................................      29,397       20,883
 Trustee fees........................................       5,725        3,719
 Amortization of deferred organization expenses......       1,566          945
 Other...............................................      47,514       10,824
                                                      -----------  -----------
  Total expenses.....................................   1,318,967    1,003,839
  Class B Share distribution fees....................          19        1,558
                                                      -----------  -----------
   Total expenses and Class B Share distribution
    fees.............................................   1,318,986    1,005,397
   Less--Investment advisory and administration fees
    waived...........................................         --           --
                                                      -----------  -----------
   Net expenses......................................   1,318,986    1,005,397
                                                      -----------  -----------
   Net investment income (loss)......................  17,169,967    7,170,951
                                                      -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investment transactions.     203,852     (300,652)
 Net change in unrealized gain on investments........         --     5,037,461
                                                      -----------  -----------
   Net realized and unrealized gain on investments...     203,852    4,736,809
                                                      -----------  -----------
   Net increase in net assets resulting from
    operations....................................... $17,373,819  $11,907,760
                                                      ===========  ===========

--------
(a) For the Value Equity Income Fund, amount is net of $24,412 in foreign withholding taxes.


   The accompanying notes are an integral part of these financial statements.

     INTERMEDIATE-     LOUISIANA        VALUE      VALUE EQUITY   GULF SOUTH
       TERM BOND       TAX-FREE        GROWTH         INCOME        GROWTH
         FUND            FUND           FUND           FUND          FUND
     -------------    -----------    -----------   ------------   -----------
      $22,669,591     $11,295,102    $   794,401   $   614,002    $   370,664
              --              --       3,554,938     3,198,496        229,730
      -----------     -----------    -----------   -----------    -----------
       22,669,591      11,295,102      4,349,339     3,812,498        600,394
      -----------     -----------    -----------   -----------    -----------
        1,532,802         992,485      1,281,345       759,496        582,482
          459,841         297,746        295,695       175,268        134,419
           95,616          90,584        190,838        60,266        135,120
           83,376          96,105         56,535        46,069         44,100
           41,443          24,684         20,883        11,072          9,810
            7,441           4,294          3,718         2,002          1,717
            1,756             581            518           850          5,628
           25,130          20,243         29,105        18,276          8,797
      -----------     -----------    -----------   -----------    -----------
        2,247,405       1,526,722      1,878,637     1,073,299        922,073
            5,505           7,742         11,503         2,375          7,762
      -----------     -----------    -----------   -----------    -----------
        2,252,910       1,534,464      1,890,140     1,075,674        929,835
              --         (297,743)           --            --             --
      -----------     -----------    -----------   -----------    -----------
        2,252,910       1,236,721      1,890,140     1,075,674        929,835
      -----------     -----------    -----------   -----------    -----------
       20,416,681      10,058,381      2,459,199     2,736,824       (329,441)
      -----------     -----------    -----------   -----------    -----------
         (413,707)        (10,930)    17,559,019     4,027,095      2,336,392
       27,924,824      14,486,631     30,873,707    28,395,100     17,774,277
      -----------     -----------    -----------   -----------    -----------
       27,511,117      14,475,701     48,432,726    32,422,195     20,110,669
      -----------     -----------    -----------   -----------    -----------
      $47,927,798     $24,534,082    $50,891,925   $35,159,019    $19,781,228
      ===========     ===========    ===========   ===========    ===========

                               PARAGON PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                      TREASURY      SHORT-TERM
                                                    MONEY MARKET    GOVERNMENT
                                                        FUND           FUND
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
 Net investment income (loss).....................  $  17,169,967  $  7,170,951
 Net realized gain (loss) on investment
  transactions....................................        203,852      (300,652)
 Net change in unrealized gain on investments.....            --      5,037,461
                                                    -------------  ------------
  Increase in net assets resulting from
   operations.....................................     17,373,819    11,907,760
                                                    -------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income
  Class A Shares..................................    (17,156,336)   (7,161,419)
  Class B Shares..................................           (115)       (9,532)
 In excess of net investment income
  Class A Shares..................................            --            --
  Class B Shares..................................            --            --
 From net realized gains
  Class A Shares..................................       (191,319)          --
  Class B Shares..................................            --            --
                                                    -------------  ------------
  Total distributions to shareholders.............    (17,347,770)   (7,170,951)
                                                    -------------  ------------
 TRUST SHARE TRANSACTIONS:
 Net proceeds from the sale of shares
  Class A.........................................    836,015,723    10,013,873
  Class B.........................................         81,531       291,704
 Reinvestment of dividends and distributions
  Class A.........................................        822,890       412,847
  Class B.........................................             50         8,159
 Cost of shares redeemed
  Class A.........................................   (801,482,569)  (28,847,273)
  Class B.........................................        (70,553)      (37,911)
                                                    -------------  ------------
  Net increase (decrease) in net assets from Trust
   share transactions.............................     35,367,072   (18,158,601)
                                                    -------------  ------------
  Total increase (decrease).......................     35,393,121   (13,421,792)
                                                    -------------  ------------
NET ASSETS:
 Beginning of year................................    296,364,945   142,998,518
                                                    -------------  ------------
 End of year......................................  $ 331,758,066  $129,576,726
                                                    =============  ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
 OF)
 NET INVESTMENT INCOME ...........................  $      13,836  $        --
                                                    =============  ============
SUMMARY OF SHARE TRANSACTIONS:
 Class A Shares
 Sold.............................................    836,015,723       997,772
 Issued on reinvestment of dividends and
  distributions...................................        822,890        41,113
 Redeemed.........................................   (801,482,569)   (2,886,727)
                                                    -------------  ------------
                                                       35,356,044    (1,847,842)
                                                    -------------  ------------
 Class B Shares
 Sold.............................................         81,531        29,140
 Issued on reinvestment of dividends and
  distributions...................................             50           808
 Redeemed.........................................        (70,553)       (3,758)
                                                    -------------  ------------
                                                           11,028        26,190
                                                    -------------  ------------
 Net increase (decrease) in shares outstanding....     35,367,072    (1,821,652)
                                                    =============  ============

   The accompanying notes are an integral part of these financial statements.

     INTERMEDIATE-    LOUISIANA       VALUE      VALUE EQUITY  GULF SOUTH
       TERM BOND       TAX-FREE       GROWTH        INCOME       GROWTH
         FUND            FUND          FUND          FUND         FUND
     -------------   ------------  ------------  ------------  -----------
     $ 20,416,681    $ 10,058,381  $  2,459,199  $  2,736,824  $  (329,441)
         (413,707)        (10,930)   17,559,019     4,027,095    2,336,392
       27,924,824      14,486,631    30,873,707    28,395,100   17,774,277
     ------------    ------------  ------------  ------------  -----------
       47,927,798      24,534,082    50,891,925    35,159,019   19,781,228
     ------------    ------------  ------------  ------------  -----------
      (20,393,495)    (10,014,351)   (2,449,418)   (2,743,438)         --
          (42,603)        (44,030)       (6,178)       (4,407)         --
              --              --            --           (984)         --
              --              --         (2,708)         (949)         --
              --              --     (5,514,632)   (3,322,240)  (1,410,185)
              --              --        (18,700)       (1,060)      (7,604)
     ------------    ------------  ------------  ------------  -----------
      (20,436,098)    (10,058,381)   (7,991,636)   (6,073,078)  (1,417,789)
     ------------    ------------  ------------  ------------  -----------
       29,129,199      25,633,720    21,981,433    13,206,502   12,266,188
        1,106,611       1,934,020     2,278,315       834,412    1,508,611
        1,387,170       1,948,437     1,451,998       313,164      320,587
           38,213          31,477        27,739         6,568        7,754
      (41,057,873)    (32,701,367)  (21,210,284)  (12,189,314) (12,837,158)
         (125,495)       (112,037)     (138,427)      (18,966)    (118,944)
     ------------    ------------  ------------  ------------  -----------
       (9,522,175)     (3,265,750)    4,390,774     2,152,366    1,147,038
     ------------    ------------  ------------  ------------  -----------
       17,969,525      11,209,951    47,291,063    31,238,307   19,510,477
     ------------    ------------  ------------  ------------  -----------
      297,372,635     197,023,850   173,609,853   103,395,078   77,770,989
     ------------    ------------  ------------  ------------  -----------
     $315,342,160    $208,233,801  $220,900,916  $134,633,385  $97,281,466
     ============    ============  ============  ============  ===========
     $    260,558    $        --   $     (2,382) $     (1,933) $       --
     ============    ============  ============  ============  ===========
        2,892,868       2,426,280     1,479,317     1,046,644      749,767
          137,853         185,608       104,342        26,133       21,504
       (4,091,710)     (3,127,265)   (1,389,420)     (964,673)    (760,534)
     ------------    ------------  ------------  ------------  -----------
       (1,060,989)       (515,377)      194,239       108,104       10,737
     ------------    ------------  ------------  ------------  -----------
          109,338         183,225       148,906        61,518       92,244
            3,749           2,967         1,979           495          523
          (12,229)        (10,566)       (8,821)       (1,380)      (7,113)
     ------------    ------------  ------------  ------------  -----------
          100,858         175,626       142,064        60,633       85,654
     ------------    ------------  ------------  ------------  -----------
         (960,131)       (339,751)      336,303       168,737       96,391
     ============    ============  ============  ============  ===========

                               PARAGON PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED NOVEMBER 30, 1994


                                                      TREASURY      SHORT-TERM
                                                    MONEY MARKET    GOVERNMENT
                                                        FUND           FUND
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
 Net investment income (loss).....................  $  10,164,395  $  7,847,949
 Net realized gain (loss) on investment
  transactions....................................          4,992      (442,989)
 Net change in unrealized gain (loss) on invest-
  ments...........................................            --     (7,178,320)
                                                    -------------  ------------
  Increase (decrease) in net assets resulting from
   operations.....................................     10,169,387       226,640
                                                    -------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income
  Class A Shares..................................    (10,162,326)   (7,847,743)
  Class B Shares..................................            --           (206)
 In excess of net investment income
  Class A Shares..................................            --            --
 From net realized gains
  Class A Shares..................................        (23,225)          --
 In excess of net realized gains
  Class A Shares..................................            --            --
                                                    -------------  ------------
  Total distributions to shareholders.............    (10,185,551)   (7,847,949)
                                                    -------------  ------------
 TRUST SHARE TRANSACTIONS:
 Net proceeds from the sale of shares.............    984,598,161    37,944,427
 Reinvestment of dividends and distributions......        180,411       392,469
 Cost of shares redeemed..........................   (984,527,520)  (57,707,000)
                                                    -------------  ------------
  Net increase (decrease) in net assets from Trust
   share transactions.............................        251,052   (19,370,104)
                                                    -------------  ------------
  Total increase (decrease).......................        234,888   (26,991,413)
                                                    -------------  ------------
NET ASSETS:
 Beginning of year................................    296,130,057   169,989,931
                                                    -------------  ------------
 End of year......................................  $ 296,364,945  $142,998,518
                                                    =============  ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
 OF)
 NET INVESTMENT INCOME ...........................  $         320  $        --
                                                    =============  ============
SUMMARY OF SHARE TRANSACTIONS:
 Class A Shares
 Sold.............................................    984,598,161     3,731,929
 Issued on reinvestment of dividends and
  distributions...................................        180,411        38,942
 Redeemed.........................................   (984,527,520)   (5,709,112)
                                                    -------------  ------------
                                                          251,052    (1,938,241)
                                                    -------------  ------------
 Class B Shares
 Sold.............................................            --          4,150
 Issued on reinvestment of dividends and
  distributions...................................            --             21
 Redeemed.........................................            --            --
                                                    -------------  ------------
                                                              --          4,171
                                                    -------------  ------------
 Net increase (decrease) in shares outstanding....        251,052    (1,934,070)
                                                    =============  ============

   The accompanying notes are an integral part of these financial statements.

     INTERMEDIATE-    LOUISIANA       VALUE      VALUE EQUITY  GULF SOUTH
       TERM BOND       TAX-FREE       GROWTH        INCOME       GROWTH
         FUND            FUND          FUND          FUND         FUND
     -------------   ------------  ------------  ------------  -----------
     $ 21,188,128    $ 10,034,099  $  2,380,116  $  2,624,949  $  (304,341)
       (4,254,181)       (403,188)    5,533,531     3,338,407    1,417,789
      (32,996,842)    (15,995,358)  (15,998,469)   (7,781,546)  (6,751,273)
     ------------    ------------  ------------  ------------  -----------
      (16,062,895)     (6,364,447)   (8,084,822)   (1,818,190)  (5,637,825)
     ------------    ------------  ------------  ------------  -----------
      (21,186,974)    (10,032,553)   (2,546,306)   (2,973,890)         --
           (1,154)         (1,546)         (752)          (78)         --
              --              --         (3,277)          --           --
       (4,432,431)     (2,114,555)   (8,389,918)   (5,318,242)    (649,788)
          (44,979)        (35,974)          --            --           --
     ------------    ------------  ------------  ------------  -----------
      (25,665,538)    (12,184,628)  (10,940,253)   (8,292,210)    (649,788)
     ------------    ------------  ------------  ------------  -----------
       54,826,753      44,951,435    36,323,019    20,175,920   18,519,488
        1,726,372       2,652,558     1,878,153       337,716      119,773
      (58,987,271)    (28,564,772)  (16,706,771)   (9,806,704)  (9,562,871)
     ------------    ------------  ------------  ------------  -----------
       (2,434,146)     19,039,221    21,494,401    10,706,932    9,076,390
     ------------    ------------  ------------  ------------  -----------
      (44,162,579)        490,146     2,469,326       596,532    2,788,777
     ------------    ------------  ------------  ------------  -----------
      341,535,214     196,533,704   171,140,527   102,798,546   74,982,212
     ------------    ------------  ------------  ------------  -----------
     $297,372,635    $197,023,850  $173,609,853  $103,395,078  $77,770,989
     ============    ============  ============  ============  ===========
     $    279,975    $        --   $     (3,277) $     11,021  $       --
     ============    ============  ============  ============  ===========
        5,310,502       4,228,003     2,439,323     1,661,828    1,146,632
          169,665         250,440       128,595        27,823        7,377
       (5,844,772)     (2,741,741)   (1,142,802)     (812,422)    (600,948)
     ------------    ------------  ------------  ------------  -----------
         (364,605)      1,736,702     1,425,116       877,229      553,061
     ------------    ------------  ------------  ------------  -----------
           26,061          22,736        30,070         2,653       15,758
              117             117            55             8          --
              --           (2,475)           (7)          --           --
     ------------    ------------  ------------  ------------  -----------
           26,178          20,378        30,118         2,661       15,758
     ------------    ------------  ------------  ------------  -----------
         (338,427)      1,757,080     1,455,234       879,890      568,819
     ============    ============  ============  ============  ===========

                               PARAGON PORTFOLIO
                          TREASURY MONEY MARKET FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM INVESTMENT     DISTRIBUTIONS TO
                                        OPERATIONS          SHAREHOLDERS FROM:
                                  ---------------------- ------------------------

                        NET ASSET               TOTAL                   TOTAL     NET ASSET            RATIO OF NET
                        VALUE AT     NET     INCOME FROM    NET     DISTRIBUTIONS VALUE AT             EXPENSES TO
                        BEGINNING INVESTMENT INVESTMENT  INVESTMENT   TO SHARE-      END      TOTAL    AVERAGE NET
                        OF PERIOD   INCOME   OPERATIONS    INCOME      HOLDERS    OF PERIOD RETURN(A)     ASSETS
                        --------- ---------- ----------- ---------- ------------- --------- ---------  ------------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares       $1.00     $0.06       $0.06      $(0.06)     $(0.06)      $1.00     5.69%        0.42%
1995 Class B Shares(b)     1.00      0.01        0.01       (0.01)      (0.01)       1.00     5.05(c)      1.17(c)
1994 Class A Shares        1.00      0.04        0.04       (0.04)      (0.04)       1.00     3.68         0.43
1993 Class A Shares        1.00      0.03        0.03       (0.03)      (0.03)       1.00     2.84         0.45
1992 Class A Shares        1.00      0.04        0.04       (0.04)      (0.04)       1.00     3.71         0.46
1991 Class A Shares        1.00      0.06        0.06       (0.06)      (0.06)       1.00     6.00         0.50

FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares        1.00      0.07        0.07       (0.07)      (0.07)       1.00     7.91(c)      0.46(c)


                        RATIO OF NET    NET
                        INVESTMENT  ASSETS AT
                          INCOME       END
                        TO AVERAGE  OF PERIOD
                        NET ASSETS   (000'S)
                        ----------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares        5.56%    $331,747
1995 Class B Shares(b)     4.81(c)        11
1994 Class A Shares        3.60      296,365
1993 Class A Shares        2.76      296,130
1992 Class A Shares        3.43      334,003
1991 Class A Shares        5.67      300,539

FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares        7.73(c)   236,504

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class B Shares, total return would be reduced if a contingent deferred sales charge were taken into account.
(b) Class B share activity commenced on October 4, 1995.
(c) Annualized.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                          SHORT-TERM GOVERNMENT FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                                       INCOME FROM INVESTMENT OPERATIONS                      FROM:
                                  --------------------------------------------    ------------------------------
                                              NET REALIZED
                        NET ASSET            AND UNREALIZED       TOTAL                       NET         TOTAL
                        VALUE AT     NET      GAIN (LOSS)   INCOME (LOSS) FROM    NET      REALIZED   DISTRIBUTIONS
                        BEGINNING INVESTMENT ON INVESTMENT      INVESTMENT     INVESTMENT   GAIN ON     TO SHARE-
                        OF PERIOD   INCOME    TRANSACTIONS      OPERATIONS       INCOME   INVESTMENTS    HOLDERS
                        --------- ---------- -------------- ------------------ ---------- ----------- -------------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $ 9.85     $0.54        $ 0.36           $ 0.90         $(0.54)     $ -         $(0.54)
1995 Class B Shares        9.85      0.47          0.36             0.83          (0.47)       -          (0.47)
1994 Class A Shares       10.34      0.50         (0.49)            0.01          (0.50)       -          (0.50)
1994 Class B Shares(c)     9.95      0.05         (0.10)           (0.05)         (0.05)       -          (0.05)
1993 Class A Shares       10.30      0.56          0.04             0.60          (0.56)       -          (0.56)
1992 Class A Shares       10.35      0.67         (0.03)            0.64          (0.67)       -          (0.69)
1991 Class A Shares       10.04      0.74          0.31             1.05          (0.74)       -          (0.74)
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       10.00      0.69          0.04             0.73          (0.69)       -          (0.69)

                                                          RATIO OF NET              NET
                         NET ASSET           RATIO OF NET  INVESTMENT            ASSETS AT
                         VALUE AT            EXPENSES TO     INCOME    PORTFOLIO    END
                            END      TOTAL   AVERAGE NET   TO AVERAGE  TURNOVER  OF PERIOD
                         OF PERIOD RETURN(A)    ASSETS     NET ASSETS    RATE     (000'S)
                         --------- --------- ------------ ------------ --------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares       $10.21      9.35%      0.76%        5.41%        49%   $129,267
1995 Class B Shares        10.21      8.55       1.51         4.58         49         310
1994 Class A Shares         9.85      0.12       0.77         4.89         40     142,958
1994 Class B Shares(c)      9.85     (0.39)      1.53(b)      4.92(b)      40          41
1993 Class A Shares        10.34      5.91       0.78         5.35         44     169,990
1992 Class A Shares        10.30      6.29       0.81         6.44         22     123,528
1991 Class A Shares        10.35     10.90       0.84         7.34         15      76,921
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares        10.04      7.67       0.84(b)      7.60(b)      33      87,096

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B Shares were taken into account.
(b) Annualized.
(c) Class B Share activity commenced on October 19, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                          INTERMEDIATE-TERM BOND FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INCOME FROM INVESTMENT OPERATIONS       DISTRIBUTIONS TO SHAREHOLDERS FROM:
                                  -------------------------------------------- ------------------------------------
                                              NET REALIZED
                        NET ASSET            AND UNREALIZED       TOTAL                       NET         TOTAL
                        VALUE AT     NET      GAIN (LOSS)   INCOME (LOSS) FROM    NET      REALIZED   DISTRIBUTIONS
                        BEGINNING INVESTMENT ON INVESTMENT      INVESTMENT     INVESTMENT   GAIN ON     TO SHARE-
                        OF PERIOD   INCOME    TRANSACTIONS      OPERATIONS       INCOME   INVESTMENTS    HOLDERS
                        --------- ---------- -------------- ------------------ ---------- ----------- -------------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $ 9.54     $0.67        $ 0.90           $ 1.57         $(0.67)    $   -        $(0.67)
1995 Class B Shares        9.56      0.60          0.90             1.50          (0.60)        -         (0.60)
1994 Class A Shares       10.84      0.66         (1.16)           (0.50)         (0.66)     (0.14)       (0.80)
1994 Class B Shares(c)     9.74      0.10         (0.18)           (0.08)         (0.10)        -         (0.10)
1993 Class A Shares       10.53      0.71          0.36             1.07          (0.70)     (0.06)       (0.76)
1992 Class A Shares       10.41      0.76          0.12             0.88          (0.76)        -         (0.76)
1991 Class A Shares        9.91      0.77          0.50             1.27          (0.77)        -         (0.77)
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       10.00      0.71         (0.09)            0.62          (0.71)        -         (0.71)

                                                         RATIO OF NET              NET
                        NET ASSET           RATIO OF NET  INVESTMENT            ASSETS AT
                        VALUE AT            EXPENSES TO     INCOME    PORTFOLIO    END
                           END      TOTAL   AVERAGE NET   TO AVERAGE  TURNOVER  OF PERIOD
                        OF PERIOD RETURN(A)    ASSETS     NET ASSETS    RATE     (000'S)
                        --------- --------- ------------ ------------ --------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $10.44     16.92%      0.73%        6.67%        42%   $314,013
1995 Class B Shares       10.46     16.11       1.48         5.82         42       1,329
1994 Class A Shares        9.54     (4.77)      0.76         6.56         38     297,123
1994 Class B Shares(c)     9.56     (0.76)      1.52(b)      6.38(b)      38         250
1993 Class A Shares       10.84     10.32       0.74         6.46         38     341,535
1992 Class A Shares       10.53      8.71       0.78         7.17         24     285,684
1991 Class A Shares       10.41     13.34       0.78         7.69         15     221,916
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares        9.91      6.59       0.80(b)      7.91(b)      14     165,464

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B shares were taken into account.
(b) Annualized.
(c) Class B Share activity commenced on September 28, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                            LOUISIANA TAX-FREE FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS                DISTRIBUTIONS TO SHAREHOLDERS FROM:
                                  -----------------------------------------------     ------------------------------------
                                                   NET REALIZED
                                                        AND             TOTAL
                        NET ASSET                   UNREALIZED         INCOME                        NET         TOTAL
                        VALUE AT      NET         GAIN (LOSS) ON     (LOSS) FROM         NET      REALIZED   DISTRIBUTIONS
                        BEGINNING INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT   GAIN ON     TO SHARE-
                        OF PERIOD   INCOME         TRANSACTIONS      OPERATIONS         INCOME   INVESTMENTS    HOLDERS
                        --------- ----------      --------------     -----------      ---------- ----------- -------------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $10.01            $0.53             $0.75            $1.28     $(0.53)    $   -        $(0.53)
1995 Class B Shares       10.01             0.45              0.78             1.23      (0.45)        -         (0.45)
1994 Class A Shares       10.96             0.52             (0.84)           (0.32)     (0.52)     (0.11)       (0.63)
1994 Class B Shares(c)    10.41             0.09             (0.40)           (0.31)     (0.09)        -         (0.09)
1993 Class A Shares       10.59             0.55              0.45             1.00      (0.55)     (0.08)       (0.63)
1992 Class A Shares       10.38             0.59              0.28             0.87      (0.59)     (0.07)       (0.66)
1991 Class A Shares       10.15             0.60              0.23             0.83      (0.60)        -         (0.60)
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       10.00             0.57              0.15             0.72      (0.57)        -         (0.57)

                                                                                           RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES
                                                                                           ------------------

                                                        RATIO OF NET              NET                RATIO OF NET
                       NET ASSET           RATIO OF NET  INVESTMENT            ASSETS AT  RATIO OF    INVESTMENT
                       VALUE AT            EXPENSES TO    INCOME     PORTFOLIO    END     EXPENSES     INCOME TO
                          END      TOTAL   AVERAGE NET   TO AVERAGE  TURNOVER  OF PERIOD TO AVERAGE     AVERAGE
                       OF PERIOD RETURN(A)    ASSETS     NET ASSETS    RATE     (000'S)  NET ASSETS    NET ASSETS
                       --------- --------- ------------ ------------ --------- --------- ----------  ------------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares     $10.76     13.11%      0.62%        5.07%        28%   $206,119     0.77%         4.92%
1995 Class B Shares      10.79     12.52       1.37         4.27         28       2,115     1.52          4.12
1994 Class A Shares      10.01     (2.97)      0.65         4.97         24     196,820     0.80          4.82
1994 Class B Shares(c)   10.01     (2.94)      1.41(b)      4.45(b)      24         204     1.56(b)       4.30(b)
1993 Class A Shares      10.96      9.65       0.62         5.07         25     196,534     0.78          4.91
1992 Class A Shares      10.59      8.64       0.58         5.70         32     135,692     0.83          5.45
1991 Class A Shares      10.38      8.45       0.61         5.86         35      88,503     0.86          5.61
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares      10.15      7.48       0.64(b)      6.20(b)       5      59,375     0.86(b)       5.98(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B Shares were taken into account.
(b) Annualized.
(c) Class B Share activity commenced on September 16, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                               VALUE GROWTH FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                DISTRIBUTIONS TO SHAREHOLDERS
                                      INCOME FROM INVESTMENT OPERATIONS                    FROM:
                                  -----------------------------------------    ------------------------------
                                              NET REALIZED
                        NET ASSET            AND UNREALIZED      TOTAL                     NET         TOTAL     NET ASSET
                        VALUE AT     NET      GAIN (LOSS)    INCOME (LOSS)     NET      REALIZED   DISTRIBUTIONS VALUE AT
                        BEGINNING INVESTMENT ON INVESTMENT  FROM INVESTMENT INVESTMENT   GAIN ON     TO SHARE-      END
                        OF PERIOD   INCOME    TRANSACTIONS    OPERATIONS      INCOME   INVESTMENTS    HOLDERS    OF PERIOD
                        --------- ---------- -------------- --------------- ---------- ----------- ------------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $13.73     $0.19        $3.72           $3.91        $(0.19)    $(0.44)      $(0.63)     $17.01
1995 Class B Shares       13.70      0.07         3.75            3.82         (0.10)     (0.44)       (0.54)      16.98
1994 Class A Shares       15.29      0.20        (0.86)          (0.66)        (0.21)     (0.69)       (0.90)      13.73
1994 Class B Shares(d)    14.98      0.03        (1.28)          (1.25)        (0.03)        -         (0.03)      13.70
1993 Class A Shares       14.38      0.17         1.25            1.42         (0.18)     (0.33)       (0.51)      15.29
1992 Class A Shares       11.90      0.17         2.68            2.85         (0.15)     (0.22)       (0.37)      14.38
1991 Class A Shares        9.75      0.19         2.19            2.38         (0.21)     (0.02)       (0.23)      11.90
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       10.00      0.24        (0.28)          (0.04)        (0.21)       --         (0.21)       9.75


                                               RATIO OF NET              NET
                                  RATIO OF NET  INVESTMENT            ASSETS AT
                                  EXPENSES TO     INCOME    PORTFOLIO    END
                          TOTAL   AVERAGE NET   TO AVERAGE  TURNOVER  OF PERIOD
                        RETURN(a)    ASSETS     NET ASSETS    RATE     (000'S)
                        --------- ------------ ------------ --------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares       29.57%      0.95%        1.25%        77%   $217,978
1995 Class B Shares       28.74       1.70         0.38         77       2,923
1994 Class A Shares       (4.32)      0.96         1.34         53     173,198
1994 Class B Shares(d)    (8.31)      1.71(b)      0.76(b)      53         412
1993 Class A Shares       10.13       0.96         1.21         66     171,141
1992 Class A Shares       24.27       0.97         1.25         43     133,614
1991 Class A Shares       24.97       0.95(c)      1.73(c)      54      93,400
FOR THE PERIOD DECEMBER 29, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       (0.40)      1.03(b)      2.68(b)      53      45,937

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B Shares were taken into account.
(b) Annualized.
(c) Had the Administrator not voluntarily waived a portion of the administration fee, the expense ratio and the ratio of net investment income to average net assets for the year ended November 30, 1991 would have been 1.02% and 1.66% for Class A Shares.
(d) Class B Share activity commenced on September 9, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                           VALUE EQUITY INCOME FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                DISTRIBUTIONS TO SHAREHOLDERS
                                      INCOME FROM INVESTMENT OPERATIONS                    FROM:
                                  -----------------------------------------    ------------------------------
                                              NET REALIZED
                        NET ASSET            AND UNREALIZED      TOTAL                     NET         TOTAL     NET ASSET
                        VALUE AT     NET      GAIN (LOSS)    INCOME (LOSS)     NET      REALIZED   DISTRIBUTIONS VALUE AT
                        BEGINNING INVESTMENT ON INVESTMENT  FROM INVESTMENT INVESTMENT   GAIN ON     TO SHARE-      END
                        OF PERIOD   INCOME    TRANSACTIONS    OPERATIONS      INCOME   INVESTMENTS    HOLDERS    OF PERIOD
                        --------- ---------- -------------- --------------- ---------- ----------- ------------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares      $11.55     $0.31        $3.58           $3.89        $(0.31)    $(0.37)      $(0.68)     $14.76
1995 Class B Shares       11.56      0.22         3.57            3.79         (0.22)     (0.37)       (0.59)      14.76
1994 Class A Shares       12.74      0.30        (0.54)          (0.24)        (0.34)     (0.61)       (0.95)      11.55
1994 Class B Shares(d)    12.01      0.04        (0.45)          (0.41)        (0.04)        -         (0.04)      11.56
1993 Class A Shares       12.20      0.28         0.93            1.21         (0.28)     (0.39)       (0.67)      12.74
1992 Class A Shares       10.42      0.27         1.76            2.03         (0.25)        -         (0.25)      12.20
1991 Class A Shares        9.00      0.29         1.45            1.74         (0.32)        -         (0.32)      10.42
FOR THE PERIOD DECEMBER 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       10.00      0.31        (1.04)          (0.73)        (0.27)        -         (0.27)       9.00

                                               RATIO OF NET              NET
                                  RATIO OF NET  INVESTMENT            ASSETS AT
                                  EXPENSES TO     INCOME    PORTFOLIO    END
                          TOTAL   AVERAGE NET   TO AVERAGE  TURNOVER  OF PERIOD
                        RETURN(a)    ASSETS     NET ASSETS    RATE     (000'S)
                        --------- ------------ ------------ --------- ---------
FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------
1995 Class A Shares       35.15%      0.92%        2.34%        38%   $133,699
1995 Class B Shares       34.14       1.67         1.40         38         934
1994 Class A Shares       (1.69)      0.93         2.50         49     103,364
1994 Class B Shares(d)    (3.40)      1.67(b)      1.71(b)      49          31
1993 Class A Shares       10.24       0.93         2.30         51     102,799
1992 Class A Shares       19.65       0.98         2.38         36      83,136
1991 Class A Shares       20.03       0.95(c)      3.53(c)      50      59,854
FOR THE PERIOD DECEMBER 28, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
----------------------------------------------------------------------------------
1990 Class A Shares       (7.40)      0.99(b)      3.62(b)      56      72,783

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B Shares were taken into account.
(b) Annualized.
(c) Had the Administrator not voluntarily waived a portion of the administration fee, the expense ratio and the ratio of net investment income to average net assets for the year ended November 30, 1991 would have been 1.01% and 3.47% for Class A Shares.
(d) Class B Share activity commenced on October 3, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO
                            GULF SOUTH GROWTH FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                DISTRIBUTIONS TO SHAREHOLDERS
                                      INCOME FROM INVESTMENT OPERATIONS                    FROM:
                                  -----------------------------------------    ------------------------------
                                              NET REALIZED
                        NET ASSET    NET     AND UNREALIZED      TOTAL                     NET         TOTAL     NET ASSET
                        VALUE AT  INVESTMENT  GAIN (LOSS)    INCOME (LOSS)     NET      REALIZED   DISTRIBUTIONS VALUE AT
                        BEGINNING   INCOME   ON INVESTMENT  FROM INVESTMENT INVESTMENT   GAIN ON     TO SHARE-      END
                        OF PERIOD   (LOSS)    TRANSACTIONS    OPERATIONS      INCOME   INVESTMENTS    HOLDERS    OF PERIOD
                        --------- ---------- -------------- --------------- ---------- ----------- ------------- ---------
FOR THE YEARS ENDING NOVEMBER 30,
---------------------------------
1995 Class A Shares      $14.70     $(0.06)      $3.69           $3.63        $  -       $(0.27)      $(0.27)     $18.06
1995 Class B Shares       14.66      (0.11)       3.61            3.50           -        (0.27)       (0.27)      17.89
1994 Class A Shares       15.88      (0.06)      (0.99)          (1.05)          -        (0.13)       (0.13)      14.70
1994 Class B Shares(c)    16.10      (0.01)      (1.43)          (1.44)          -           -            -        14.66
1993 Class A Shares       14.89      (0.03)       1.38            1.35        (0.01)      (0.35)       (0.36)      15.88
1992 Class A Shares       11.59       0.02        3.29            3.31        (0.01)         -         (0.01)      14.89
FOR THE PERIOD JULY 1, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
-----------------------------------------------------------------------------
1991 Class A Shares       10.00       0.02        1.59            1.61        (0.02)         -         (0.02)      11.59

                                               RATIO OF NET               NET
                                  RATIO OF NET  INVESTMENT             ASSETS AT
                                  EXPENSES TO  INCOME (LOSS) PORTFOLIO    END
                          TOTAL   AVERAGE NET   TO AVERAGE   TURNOVER  OF PERIOD
                        RETURN(A)    ASSETS     NET ASSETS     RATE     (000'S)
                        --------- ------------ ------------- --------- ---------
FOR THE YEARS ENDING NOVEMBER 30,
---------------------------------
1995 Class A Shares       25.07%      1.03%        (0.36)%       65%    $95,467
1995 Class B Shares       24.21       1.78         (1.16)        65       1,814
1994 Class A Shares       (6.66)      1.00         (0.38)        51      77,540
1994 Class B Shares(c)    (9.08)      1.75(b)      (0.90)(b)     51         231
1993 Class A Shares        9.10       1.01         (0.21)        59      74,982
1992 Class A Shares       28.59       1.00          0.15         42      55,719
FOR THE PERIOD JULY 1, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30,
-----------------------------------------------------------------------------
1991 Class A Shares       16.12       1.05(b)       0.31(b)      12      34,546

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A Shares or a contingent deferred sales charge for Class B shares were taken into account.
(b) Annualized.
(c) Class B Share activity commenced on September 12, 1994.


  The accompanying notes are an integral part of these financial statements.

                               PARAGON PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1995

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  Paragon Portfolio (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of eleven portfolios, seven of which (the "Funds") are contained herein: Paragon Short-Term Government Fund, Paragon Intermediate-Term Bond Fund, Paragon Louisiana Tax-Free Fund, Paragon Value Growth Fund, Paragon Value Equity Income Fund and Paragon Gulf South Growth Fund (collectively, the "Non-Money Market Funds") and Paragon Treasury Money Market Fund (the "Money Market Fund"). Each of the Funds offers two classes of shares, Class A Shares and Class B Shares. Class B Shares of the Money Market Fund will be issued only upon an exchange of Class B Shares of any of the Non-Money Market Funds. Paragon Gulf South Growth Fund is a non-diversified portfolio; all other portfolios are diversified. The following is a summary of significant accounting policies followed by the Funds which are in conformity with those generally accepted in the investment company industry.

  Investment Valuation. Portfolio securities of the Money Market Fund are valued at amortized cost which approximates market value. Under this method, all investments purchased at a discount or a premium are valued by amortizing the difference between original purchase price and maturity value of the issue over the period to maturity. For the Non-Money Market Funds, equity securities traded on a national securities exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the mean between the closing bid and asked prices. Unlisted equity securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service which reflect broker/dealer-supplied valuations and electronic data processing techniques. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Other assets and assets whose market values, in the investment adviser's opinion, do not reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

  Securities Transactions and Investment Income. Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  Premiums and Discounts on Debt Securities Owned. The Paragon Intermediate-Term Bond and Paragon Short-Term Government Funds accrete market discounts on long-term debt securities and do not amortize premiums. These funds may invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distributions and are classified as interest income in the accompanying Statements of Operations. The Paragon Louisiana Tax-Free Fund amortizes premiums on debt securities on the effective yield basis, and does not accrete market discounts on debt securities. The Paragon Value Growth, Paragon Value Equity Income, and Paragon Gulf South Growth Funds accrete discounts and amortize premiums on long-term debt securities. For all Funds, original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

  Federal Taxes. The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of the investment company taxable and tax-exempt income to the shareholders of each Fund. Accordingly, no federal tax provisions are required.

  At November 30, 1995, the following Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

          FUND                                      AMOUNT   YEARS OF EXPIRATION
          ----                                    ---------- -------------------
       Paragon Short-Term Government Fund........ $1,249,000    2000 to 2003
       Paragon Intermediate-Term Bond Fund....... $4,671,000    2002 to 2003
       Paragon Louisiana Tax-Free Fund........... $  451,000    2002 to 2003

  These amounts are available to be carried forward to offset future capital gains of the corresponding funds to the extent permitted by applicable laws or regulations.

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  Deferred Organization Costs. Organization-related costs are being amortized on a straight-line basis over a period of five years.

  Expenses. Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average net assets for the period. Shareholders of Class B Shares bear all expenses which are directly attributable to such shares.

NOTE 2. AGREEMENTS

  The Non-Money Market Funds have entered into Investment Advisory Agreements with Premier Investment Advisors, L.L.C., ("Premier"), the successor to Premier Investment Advisors, Inc. effective December 31, 1993 and a subsidiary of Premier Bank, N.A. The Money Market Fund has entered into an Investment Advisory Agreement with Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co.("Goldman Sachs"), and into a Subadvisory Agreement with Premier and GSAM. Pursuant to the terms of the Investment Advisory Agreements, Premier and GSAM manage the investments and make investment decisions for each Non-Money Market Fund and for the Money Market Fund, respectively. For these services, each Fund pays its investment adviser a monthly fee at the following annual rate of the corresponding Fund's average daily net assets:

       Paragon Treasury Money Market Fund.................................. .20%
       Paragon Short-Term Government Fund.................................. .50%
       Paragon Intermediate-Term Bond Fund................................. .50%
       Paragon Louisiana Tax-Free Fund..................................... .50%
       Paragon Value Growth Fund........................................... .65%
       Paragon Value Equity Income Fund.................................... .65%
       Paragon Gulf South Growth Fund...................................... .65%

  With respect to the Paragon Louisiana Tax-Free Fund, Premier has advised the Trust that, as of January 1, 1993 and until further notice, it has voluntarily agreed to reduce its advisory fee from an annual rate of .50% to .40% of the Fund's average daily net assets. For the year ended November 30, 1995, Premier waived $198,495 of its advisory fee for the Paragon Louisiana Tax-Free Fund.

  Pursuant to the Subadvisory Agreement among the Money Market Fund, GSAM and Premier, Premier reviews on a quarterly basis the portfolio and investment strategy of the Money Market Fund and consults with GSAM as needed concerning that Fund's investments. As compensation, GSAM pays to Premier quarterly a subadvisory fee equal to, on an annual basis, .10% of that Fund's average daily net assets.

  GSAM serves as the Trust's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for services rendered under the Administration Agreement, each Fund pays GSAM a fee, computed daily and payable monthly, at the annual rate of .15% of the average daily net assets of the corresponding Fund. With respect to the Paragon Louisiana Tax-Free Fund, GSAM has advised the Trust that, as of February 5, 1990, and until further notice, it has voluntarily agreed to reduce its administration fee from .15% to .10% of the Fund's average daily net assets. For the year ended November 30, 1995, GSAM waived $99,248 of its administration fee for the Paragon Louisiana Tax-Free Fund.

  Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust. Goldman Sachs may receive a portion of the sales load imposed on the sale of Class A Shares of the Non-Money Market Funds and has advised the Trust that it retained approximately $45,300 during the year ended November 30, 1995.

  The Trust, on behalf of each Fund, has adopted a Distribution Plan for Class B Shares (the "Class B Plan") pursuant to Rule 12b-1. Under the Class B Plan, each Fund pays Goldman Sachs a quarterly fee for distribution services with respect to the Class B Shares equal to, on an annual basis, .75% of each Fund's average daily net assets attributable to the Class B Shares of such Fund.

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995
NOTE 2. AGREEMENTS - (CONTINUED)


  The Distributor collects distribution expenses with respect to the Class B Shares through the receipt of contingent deferred sales charges.

  Goldman Sachs also serves as Transfer Agent of the Funds for a fee.

  For further discussion of agreements, see Note 9.

NOTE 3. INVESTMENT TRANSACTIONS

  Purchases and proceeds of sales or maturities of long-term investments for the year ended November 30, 1995, were as follows:
                      PARAGON SHORT-TERM GOVERNMENT FUND

Purchases (excluding U.S. Government and agency obligations)....... $        --
Sales (excluding U.S. Government and agency obligations)...........          --
Purchases of U.S. Government and agency obligations................   62,513,813
Sales of U.S. Government and agency obligations....................   81,061,194
                      PARAGON INTERMEDIATE-TERM BOND FUND
Purchases (excluding U.S. Government and agency obligations)....... $ 20,009,460
Sales (excluding U.S. Government and agency obligations)...........   20,699,166
Purchases of U.S. Government and agency obligations................   93,336,965
Sales of U.S. Government and agency obligations....................  100,281,965
                        PARAGON LOUISIANA TAX-FREE FUND
Purchases (excluding U.S. Government and agency obligations)....... $ 54,571,560
Sales (excluding U.S. Government and agency obligations)...........   56,303,082
Purchases of U.S. Government and agency obligations................          --
Sales of U.S. Government and agency obligations....................          --
                           PARAGON VALUE GROWTH FUND
Purchases (excluding U.S. Government and agency obligations)....... $142,506,841
Sales (excluding U.S. Government and agency obligations)...........  155,278,954
Purchases of U.S. Government and agency obligations................          --
Sales of U.S. Government and agency obligations....................          --
                       PARAGON VALUE EQUITY INCOME FUND
Purchases (excluding U.S. Government and agency obligations)....... $ 45,355,053
Sales (excluding U.S. Government and agency obligations)...........   45,076,096
Purchases of U.S. Government and agency obligations................          --
Sales of U.S. Government and agency obligations....................          --
                         PARAGON GULF SOUTH GROWTH FUND
Purchases (excluding U.S. Government and agency obligations)....... $ 55,574,779
Sales (excluding U.S. Government and agency obligations)...........   53,951,180
Purchases of U.S. Government and agency obligations................          --
Sales of U.S. Government and agency obligations....................          --

  The Money Market Fund invests only in short-term investments.

NOTE 4. REPURCHASE AGREEMENTS

  During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, at the Federal Reserve Bank of Boston, or at sub-custodians. The market values of the underlying securities are monitored by pricing them daily.

  In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

  The Money Market Fund, together with other registered investment companies having advisory agreements with GSAM, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations. As of November 30, 1995, the Money Market Fund had a 6.20% undivided interest in the repurchase agreements in this joint account which equalled $269,600,000 in principal amount. At November 30, 1995, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                   PRINCIPAL   INTEREST MATURITY   AMORTIZED
                                     AMOUNT      RATE     DATE        COST
                                  ------------ -------- -------- --------------
Bankers Trust Securities Corp.,
 dated 11/30/95, repurchase
 price $550,090,139 (U.S. Trea-
 sury Notes: $561,254,088,
 7.25-8.50%, 11/30/96-07/15/97).  $550,000,000   5.90%  12/01/95 $  550,000,000
Bear Stearns Companies, dated
 11/30/95, repurchase price
 $500,082,083 (U.S. Treasury
 Strips: $511,463,322,
 11/15/96-02/15/00).............   500,000,000   5.91   12/01/95    500,000,000
Daiwa Securities, Inc., dated
 11/30/95, repurchase price
 $400,065,667 (U.S. Treasury
 Note: $203,863,714,
 6.50%, 04/30/97) (U.S. Treasury
 Bills: $204,137,216,
 05/30/96-08/22/96).............   400,000,000   5.91   12/01/95    400,000,000
Deutsche Bank Securities Corp.,
 dated 11/30/95, repurchase
 price $200,032,778 (U.S. Trea-
 sury Note: $204,059,795, 6.63%,
 03/31/97)......................   200,000,000   5.90   12/01/95    200,000,000
First Boston Corp., dated
 11/30/95, repurchase price
 $300,049,167 (U.S. Treasury
 Bill: $306,750,655,
 07/25/96)......................   300,000,000   5.90   12/01/95    300,000,000
J.P. Morgan Securities, Inc.,
 dated 11/30/95, repurchase
 price $200,032,778 (U.S. Trea-
 sury Notes: $204,418,905,
 6.50-7.88%, 01/15/98-04/30/99).   200,000,000   5.90   12/01/95    200,000,000
Lehman Brothers Government Secu-
 rities, Inc., dated 11/30/95,
 repurchase price $150,025,000
 (U.S. Treasury Notes:
 $13,268,851, 6.88-8.50%,
 02/15/00-03/31/00) (U.S. Trea-
 sury Interest-Only Strips:
 $84,242,029, 05/15/97-
 11/15/99), (U.S. Treasury Prin-
 cipal-Only Strips: $55,487,376,
 02/15/96-08/15/02).............   150,000,000   6.00   12/01/95    150,000,000
Lehman Brothers Government Secu-
 rities, Inc., dated 11/30/95,
 repurchase price $45,107,705
 (U.S. Treasury Interest-Only
 Strips: $46,003,684, 02/15/96-
 05/15/97)......................    45,100,000   6.15   12/01/95     45,100,000
Morgan Stanley & Co., Inc.,
 dated 11/30/95, repurchase
 price $700,114,722 (U.S. Trea-
 sury Bills: $714,018,426,
 02/08/96-09/19/96).............   700,000,000   5.90   12/01/95    700,000,000
Sanwa Securities Co., dated
 11/30/95, repurchase price
 $400,065,556 (U.S. Treasury
 Notes: $256,065,720,
 5.38-5.75%, 11/30/97-10/31/00)
 (U.S. Treasury Bills:
 $151,935,206, 05/30/96-
 09/19/96)......................   400,000,000   5.90   12/01/95    400,000,000
Smith Barney, Inc., dated
 11/30/95, repurchase price
 $300,049,417 (U.S. Treasury
 Note: $306,000,179,
 5.75%, 09/30/97)...............   300,000,000   5.93   12/01/95    300,000,000
Swiss Bank Corp., dated
 11/30/95, repurchase price
 $600,098,500 (U.S. Treasury
 Notes: $586,297,743,
 4.38-8.50%, 05/31/96-09/30/00)
 (U.S. Treasury Bill:
 $25,783,674, 10/17/96).........   600,000,000   5.91   12/01/95    600,000,000
                                                                 --------------
Total Joint Repurchase Agreement
 Account........................                                 $4,345,100,000
                                                                 ==============

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995

NOTE 6. CAPITAL SHARES AND DISTRIBUTIONS

  As of November 30, 1995, Premier Bank, N.A. Trustee, in its capacity as trustee or fiduciary of trusts and employee benefit plans, is the beneficial owner of approximately the following percentages of the outstanding shares of beneficial interest of each of the Funds:

      Paragon Treasury Money Market Fund.................................... 93%
      Paragon Short-Term Government Fund.................................... 92%
      Paragon Intermediate-Term Bond Fund................................... 90%
      Paragon Louisiana Tax-Free Fund....................................... 70%
      Paragon Value Growth Fund............................................. 82%
      Paragon Value Equity Income Fund...................................... 92%
      Paragon Gulf South Growth Fund........................................ 78%

  Subsequent to November 30, 1995, Paragon Value Growth, Paragon Value Equity Income and Paragon Gulf South Growth Funds distributed to their shareholders all of their respective accumulated undistributed realized gains as of November 30, 1995.

NOTE 7. CONCENTRATION OF CREDIT RISK

  The Paragon Louisiana Tax-Free Fund invests substantially all of its assets in debt obligations of issuers located in the State of Louisiana. The issuers' abilities to meet their obligations may be affected by Louisiana economic or political developments.

NOTE 8. CERTAIN RECLASSIFICATIONS

  In accordance with Statement of Position 93-2, the Paragon Gulf South Growth Fund has reclassified $329,441 of accumulated net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the fund and is designed to present the fund's capital accounts on tax basis.

NOTE 9. OTHER MATTERS

  Pursuant to the approval of the Board of Trustees of the Paragon Portfolio ("Trustees") on October 31, 1995 and the shareholders on December 20, 1995, the Paragon Funds have entered into an Investment Advisory Agreement with Banc One Investment Advisors Corporation ("Banc One") effective January 2, 1996. Subject to the terms of the Investment Advisory Agreement, Banc One has agreed to furnish investment advisory and related services to the Paragon Funds. For these services, each Paragon Fund will pay Banc One an advisory fee, computed daily and paid monthly, at an annual rate of average net assets as stated in
Note 2. Effective January 2, 1996, Banc One has entered into a subadvisory agreement with GSAM to act as investment subadviser on behalf of the Money Market Fund. For investment management services rendered, Banc One will pay GSAM a fee, payable monthly, at an annual rate equal to .10% of the average daily net assets. Pursuant to the approval of the Trustees on October 31, 1995, The One Group Services Company will act as distributor of the shares of beneficial interest of each of the Paragon Funds under the Distribution Agreement effective January 2, 1996.

  On October 31, 1995, the Trustees approved an Agreement and Plan of Reorganization ("Reorganization") pursuant to which Paragon Treasury Money Market, Paragon Short-Term Government, Paragon Intermediate-Term Bond, Paragon Value Equity Income, Paragon Louisiana Tax-Free, Paragon Value Growth and Paragon Gulf South Growth Funds (individually, a "Paragon Fund" and collectively, the "Paragon Funds") would be reorganized into One Group U.S. Treasury Securities Money Market Fund, One Group Limited Volatility Bond Fund, One Group Government Bond Fund, One Group Income Equity Fund, One Group Louisiana Municipal Bond Fund, One Group Value Growth Fund and One Group Gulf South Growth Fund (individually, a "One Group Fund" and collectively, the "One Group Funds"), respectively. The transaction is expected to occur on or about March 22, 1996 (the "Exchange Date"). The Trustees unanimously recommended to the shareholders that they vote for the Reorganization. If the Reorganization

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995
NOTE 9. OTHER MATTERS--(CONTINUED)

is approved by the shareholders, on the Exchange Date, the Paragon Funds will transfer all of their assets and liabilities to the respective One Group Fund, in exchange for shares of the One Group Funds having an aggregate net asset value equal to the aggregate value of the net assets acquired from corresponding Paragon Fund. As a result, each Paragon Fund shareholder will receive, on a tax-free basis, a number of full and fractional shares equal in value at the date of the exchange to the value of the net assets of the respective Paragon Fund transferred to the respective One Group Fund. After the Reorganization, it is the Trustee's intention to terminate the Trust.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Paragon Portfolio

  In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Paragon Treasury Money Market Fund, the Paragon Short-Term Government Fund, the Paragon Intermediate-Term Bond Fund, the Paragon Louisiana Tax-Free Fund, the Paragon Value Growth Fund, the Paragon Value Equity Income Fund and the Paragon Gulf South Growth Fund (constituting the Paragon Portfolio, hereafter referred to as the "Portfolio") at November 30, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentment. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

  As more fully described in Note 9, the Trustees have approved the merger of the Portfolio into One Group Funds.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
January 19, 1996

                                                   PARAGON PORTFOLIO

                                                   ------------------------

                                                   TRUSTEES
                                                   Paul C. Nagel, Jr.,
                                                   Chairman
                                                   Ernest E. Howard III

                                                   OFFICERS
                                                   Paul W. Klug
                                                   President
                                                   Marcia L. Beck
                                                   Vice President
                                                   John W. Mosior
                                                   Vice President
                                                   Nancy L. Mucker
                                                   Vice President
                                                   Pauline Taylor
                                                   Vice President
                                                   Scott M. Gilman
                                                   Treasurer
                                                   Michael J. Richman
                                                   Secretary
                                                   Howard B. Surloff
                                                   Assistant Secretary


  This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Paragon Portfolio Prospectus which contains facts concerning Paragon Portfolio's objectives and policies, management, expenses and other information.

PARAGON PORTFOLIO
4900 Sears Tower
Chicago, Illinois 60606

INVESTMENT ADVISOR
Premier Investment Advisors, L.L.C.
451 Florida Street
Baton Rouge, Louisiana 70801

INVESTMENT ADVISOR AND ADMINISTRATOR
Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109

                                                                       PA-ANN95



     PARAGON PORTFOLIO

 ---------------------------------------------









               Annual Report

               -------------------------------

               November 30, 1995


     LOGO
 Paragon Treasury Money Market Fund
 Paragon Short-Term Government Fund
 Paragon Intermediate-Term Bond Fund
    Paragon Louisiana Tax-Free Fund
          Paragon Value Growth Fund
   Paragon Value Equity Income Fund
    Paragon Gulf South Growth Fund